Exhibit 10.1

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of February 7, 2000 by and between Perini Corporation, a Massachusetts corporation (the "Company"), and The Union Labor Life Insurance Company, a Maryland corporation, on behalf of its Separate Account P ("Union Labor Life").

                                    RECITALS

     A. Pursuant to that certain Stock Purchase and Sale Agreement dated as of July 24, 1996 by and among Richard Blum & Associates, L.P., PB Capital Partners, L.P. ("PB Capital") and the Company and that certain Assignment and Assumption Agreement dated as of December 13, 1996 by and among PB Capital, the Company and Union Labor Life (collectively, with all agreements entered into in connection therewith, the "Original Purchaser Documents"), Union Labor Life acquired 34,500 shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") of the Company (together with all shares of Series B Preferred Stock of the Company now or hereafter issued as payment-in-kind dividends on the shares of such stock now or hereafter held by Union Labor Life, the "Shares" ).

     B. The Company has entered into that certain Securities Purchase Agreement (the "SPA") dated as of February 5, 2000 by and among Tutor-Saliba Corporation, a California corporation, O&G Industries, Inc., a Connecticut corporation, and the National Union Fire Insurance Company of Pittsburgh, PA, a Pennsylvania corporation (collectively, the "Purchasers"), pursuant to which the Purchasers have agreed to purchase an aggregate of 9,411,765 shares of newly issued common stock of the Company ("Common Stock"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the SPA.

     C. In connection with the SPA, the Company and the Purchasers have requested that Union Labor Life exchange the Shares for shares of Common Stock of the Company.

     D. Union Labor Life is willing to exchange the Shares for shares of Common Stock on the terms and subject to the conditions and covenants set forth herein.

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                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

     1. Obligation to Exchange Securities. Upon satisfaction of the conditions set forth in Section 7 and 8 and immediately prior to the consummation of the transactions contemplated by the SPA, Union Labor Life will, subject to the terms and conditions of this Agreement, exchange the Shares for shares of Common Stock (the "Exchange Securities") as set forth herein. Subject to the terms and conditions of this Agreement, the Shares will be exchanged into an aggregate of
(i) 1,714,407.20 newly issued shares of Common Stock plus (ii) the number of shares of Common Stock equal to the product resulting from multiplying (x) the number of calendar days from March 15, 2000 after which the transactions contemplated hereby are consummated by (y) 476.22. The Exchange Securities issuable hereunder upon exchange of the Shares shall be subject to adjustment for any split, combination, reclassification, recapitalization or other change in the Common Stock consummated prior to the consummation of the transactions contemplated hereby. The Company shall issue the Exchange Securities to Union Labor Life free of any liens, claims, charges, security interests, pledges, voting or stockholder agreements, encumbrances or equities (other than any of the foregoing created by Union Labor Life or arising under any federal or state securities laws) (collectively, "Liens"). The Company acknowledges and agrees that the Exchange Securities shall be deemed for all purposes to be "Registrable Securities" as such term is used in that certain Registration Rights Agreement by and among the Company, PB Capital and Union Labor Life dated as of January 17, 1997.

     2. Mechanics of Exchange.

     (a) Immediately following the satisfaction or waiver of the conditions set forth in Sections 7 and 8, Union Labor Life shall surrender its certificate or certificates for the Shares, with appropriate stock powers attached, duly endorsed, at the office of the Company or any transfer agent for the Exchange Securities, together with a written notice to the Company that Union Labor Life is exchanging the Shares, represented by such certificate or certificates. Upon such surrender, the Company shall issue and deliver to Union Labor Life, a certificate or certificates representing the Exchange Securities to be issued, conveyed and delivered to Union Labor Life pursuant to Section 1.

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     (b) Union Labor Life shall be treated for all purposes as the record holder of the Exchange Securities as of the close of business on the date it surrenders its certificate or certificates for the Exchange Securities (the "Exchange Date").

     (c) If Union Labor Life holds the Shares at the close of business on a record date which occurs after March 15, 2000 for any payment of declared dividends on the Shares or if the Company declares a dividend in cash or in kind other than the dividend payable on March 15, 2000 in accordance with the terms of the Series B Preferred Stock, Union Labor Life shall be entitled to receive the dividend payable on the Shares on the corresponding dividend payment date notwithstanding the surrender of the Shares for Exchange Securities following such record date and prior to the corresponding dividend payment date.

     (d) If Union Labor Life holds the Shares at the close of business on a record date for any payment of declared dividends on the Common Stock, and after such record date but prior to the corresponding dividend payment date, Union Labor Life surrenders the Shares for Exchange Securities, Union Labor Life shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date as if it had been the record holder of such shares at the close of business on the record date.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to Union Labor Life as follows:

     (a) The SPA.  The  Representations  and  Warranties  made by the Company in
Section 3.01 of the SPA were true and complete as of the date thereof and are true and complete as of the date hereof.

     (b) Corporate Power. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Exchange Securities hereunder, and to carry out the provisions of this Agreement.

     (c) Authorization; Binding Obligations. Except for stockholder approval of the Purchase and the transactions contemplated by this Agreement, all corporate action on the part of the Company necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken. This Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies. The issuance and

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sale  of the  Exchange  Securities  are  not  and  will  not be  subject  to any preemptive rights, rights of first refusal, rights of first offer or other similar rights granted by the Company that have not been properly waived or complied with. The Exchange Securities, when issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all Liens.

     (d) Consents. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by the Company and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement and the offer, sale or issuance of the Exchange Securities, except as will be duly and validly obtained or filed.

     (e) Compliance with Laws and Other Instruments. Except for stockholder approval of the Purchase and the transactions contemplated by this Agreement, the execution, delivery and performance by the Company of this Agreement (a) will not require from the board of directors of the Company any consent or approval that has not been validly and lawfully obtained, (b) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the Articles of Organization or By-laws of the Company, or (c) will not result in a violation or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound which would have a material adverse effect on the Company.

     (f) Offering Valid. Assuming the accuracy of the representations and warranties of Union Labor Life contained in Section 4 hereof, the offer, sale and issuance of the Exchange Securities are and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     (g) Disclosure. To the Knowledge of the Company (as defined in the SPA), no representation or warranty by the Company contained in this Agreement or the SPA, or in any certificate to be furnished by or on behalf of the Company pursuant hereto or thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein,

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in light of the circumstances under which they were made, not misleading.

     4. Representations and Warranties of Union Labor Life. Union Labor Life hereby represents and warrants to the Company as follows:

     (a) Good Standing and Qualification. Union Labor Life has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement.

     (b) Authorization; Binding Obligations. All corporate action on the part of Union Labor Life necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of Union Labor Life hereunder has been taken. This Agreement constitutes the valid and binding obligations of Union Labor Life enforceable against Union Labor Life in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

     (c) Ownership and Validity of the Shares. Union Labor Life owns beneficially and of record the Shares, free of any liens, claims, charges, security interests, pledges, encumbrances or equities (other than any of the foregoing arising under this Agreement, the Original Purchase Documents or any federal or state securities laws).

     (d) Acquisition for Investment. Union Labor Life is acquiring the Exchange Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Union Labor Life has no present intention or plan to effect any distribution of the Exchange Securities; provided that the disposition of Union Labor Life's property shall at all times be and remain within its control and subject to the provisions of this Agreement. Union Labor Life is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     5. Reservation of Common Stock. To the extent that the Company has authorized stock which is not already reserved, the Company shall at all times reserve and keep available for issue upon the exchange of shares of Series B Preferred Stock for Exchange Securities such number of its authorized but unissued shares of Common Stock (or other Exchange Securities) as will be sufficient to permit the exchange in full of the shares of Series B Preferred Stock held by Union Labor Life.

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
     6. Indemnification.

     (a) Company Indemnification. The Company covenants and agrees to defend, indemnify and save and hold harmless Union Labor Life, together with its officers, directors, partners, employees, trustees, attorneys and representatives and each person who controls Union Labor Life within the meaning of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Company (other than a claim under this Section 6) or a third party claim) (collectively, "Losses") arising out of or resulting from:
(a) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement; (b) the failure of the Company to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement; (c) any legal, administrative or other proceedings brought by a third party arising out of the transactions contemplated by this Agreement; or (d) any actual or threatened claim, suit, action or proceeding arising out of or resulting from the conduct by the Company of its business or operations, or the Company's occupancy or use of its properties or assets; provided, however, that, if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws; and provided further however, that the Company shall not be liable for any Losses arising from any statement or omission in any filings by the Company under the Securities Act or Exchange Act in reliance upon and in conformity with written information provided to the Company by Union Labor Life or for any Losses arising out of or resulting from any breach of or failure to comply with this Agreement by any Indemnified Party or any gross negligence or willful misconduct of any Indemnified Party.

     (b)  Procedure.  (i) Each party  entitled  to be  indemnified  pursuant  to
Section 6(a) (each, an "Indemnified Party") shall promptly notify the Company in writing (a "Claim Notice") of any matter in respect of which the Company is or may be obligated to provide indemnification to such Indemnified Party on account of Section 6(a). The omission of any Indemnified Party so to notify the Company of any such matter shall not relieve the Company from any liability which the Company may have to such Indemnified Party except to the extent the Company shall have been materially prejudiced by the omission of such Indemnified Party so to notify the Company.

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     (ii) With  respect to claims  for  indemnification  relating  to actions or proceedings brought by any third party with respect to which an Indemnified Party is entitled to indemnification hereunder:

          (A) After the giving of the Claim Notice, if the Company shall acknowledge in writing to each Indemnified Party that the Company shall be obligated under the terms of its indemnity hereunder in connection with such action or proceeding, then the Company shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such action or proceeding, (ii) to employ and engage attorneys of its own choice, subject to the reasonable approval of the Indemnified Party, to handle and defend the same unless the named parties to such action include both the Company or any of its officers, directors, Subsidiaries or Affiliates, on the one hand, and the Indemnified Party, on the other hand, and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are in conflict with those available to the Company or any such officer, director, Subsidiary or Affiliate, in which event the Indemnified Party shall be entitled, at the Company's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed; provided, however, if the resolution of any such action will or is reasonably expected to have a material adverse effect on Union Labor Life, then, notwithstanding the foregoing, Union Labor Life shall be entitled to control such resolution, including, without limitation, to take control of the defense and investigation of such proceeding or action, to employ and engage attorneys of its own choice to handle and defend the same, at the Company's cost, risk and expense, and to compromise or settle such action.

          (B) If the Company fails or is not permitted under the foregoing paragraph to assume the defense of such action or proceeding within fifteen
     (15) calendar days after receipt of the above-referenced notice, the Indemnified Party against which such action or proceeding has been asserted will, upon delivering notice to such effect to the Company, have the right to undertake at the Company's risk, cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Company.

          (C) The Company shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 6(b) and for any final judgment (subject to any right of appeal), and the Company agrees to indemnify

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and hold harmless the Indemnified Party from and against any Losses by reason of such settlement or judgment.

     (c) Indemnification Non-Exclusive. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common-law or other remedy any party may have for breach of representation, warranty, covenant or agreement.

     (d) Attorneys Fees and Costs. In any claim brought by an Indemnified Party under this Section 6 against the Company, the victorious party shall be entitled to receive reasonable attorneys fees and costs incurred in prosecuting or defending such claim.

     (e)  Survival  of  Representations,  Warranties  and  Covenants.  Except as
provided in clauses (i), (ii) and (iii) of this Section 6(e), the representations, warranties and agreements included in this Agreement shall survive for a period of 3 years: (i) the obligations set forth in Section 9 of this Agreement shall survive for the period specified therein for the performance of the covenants set forth therein; (ii) the representations set forth in Sections 3.01(n) (Taxes) of the SPA, 3.01(o) (Employee Benefit Plans and Related Matters; ERISA) of the SPA and 3.01(p) (Environmental Laws) of the SPA, each of which are incorporated herein through Section 3(a) of this Agreement, shall survive until the date that is six (6) months after the expiration of the longest applicable federal or state statute of limitations; and (iii) the representations and warranties set forth in the last two sentences of Section 3(c) (Authorization; Binding Obligations) and the obligations set forth in Section 6 (Indemnification) and in Section 11 (Miscellaneous) shall survive indefinitely.

     7. Conditions of Company's Obligations to Exchange. The obligation of the Company to exchange the Exchange Securities for the Shares is subject to the fulfillment of the following conditions, which may be waived in whole or in part by the Company in its sole discretion.

     (a) No Errors, etc. The representations and warranties of Union Labor Life set forth in this Agreement that are qualified as to materiality shall be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of this Agreement and the Exchange Date as though made at and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, on and as of such earlier date).

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     (b) Compliance  with  Agreement.  Union Labor Life shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Exchange Date.

     (c) Certificate of Officer. Union Labor Life shall have delivered to the Company a certificate dated the Exchange Date, executed by its President, certifying the satisfaction of the conditions specified in subsections (a) and
(b) of this Section 7.

     (d) Consummation of New Investment. The transactions contemplated by the SPA shall have been consummated on the terms thereof.

     (e) Authorization. The Exchange Securities and the issuance thereof pursuant to this Agreement shall have been authorized for issuance by the stockholders and of the Company.

     8. Conditions of Union Labor Life's Obligations to Exchange. The obligation of Union Labor Life to exchange the Shares for Exchange Securities is subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by Union Labor Life in its sole discretion.

     (a) No Errors, etc. The representations and warranties of the Company set forth in this Agreement or in the SPA that are qualified as to materiality shall be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of this Agreement and the Exchange Date as though made at and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     (b) Compliance with Agreement. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Exchange Date.

     (c) Certificate of Officer. The Company shall have delivered to Union Labor Life a certificate dated the Exchange Date, executed by its President, certifying the satisfaction of the conditions specified in subsections (a) and
(b) of this Section 8.

     (d)   Qualification   Under  State  Securities  Laws.  All   registrations,

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qualifications, permits and approvals required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement, including without limitation the offer, sale, issue and delivery of the Exchange Securities.

     (e) Consummation of New Investment. All of the conditions to closing pursuant to the SPA shall have been satisfied, all of the closing deliveries required to be made by the SPA shall have been made (other than the delivery of the Shares by the Company to the Purchasers), the SPA will be consummated on the terms thereof and the conditions set forth in Sections 6.01(a), 6.01(b), 6.01(c), 6.02(a), 6.02(b), 6.02(c)(i)-(ii) and (iv)-(vi), 6.03(a)-(c), 6.03(g),
6.03(h)(ii)-(iii), 6.03(i), 6.03(k), and 6.03(p) of the SPA shall not have been waived. The Company shall have provided Union Labor Life written certification as to the matters set forth in the foregoing sentence and that the transactions contemplated by the SPA will be consummated immediately following consummation of the transactions contemplated hereby.

     (f) Union Labor Life Approval. The SPA shall be in form and substance satisfactory to Union Labor Life and such condition shall be deemed satisfied in the event that the SPA is in the form as provided prior to the date hereof to Union Labor Life.

     (g) Appointment of Director. A designee of Union Labor Life shall have been elected, subject to the consummation of the exchange contemplated by this Agreement, as a member of the Company's Board of Directors (the "Board").

     (h) Opinion of Counsel. The Company shall have delivered to Union Labor Life the opinion of Goodwin, Procter & Hoar LLP, counsel to the Company, dated as of the Exchange Date, set forth on Exhibit 7(h) hereto.

     (i) Listing. The Exchange Securities shall have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

     (j) Authorization. The Exchange Securities and the issuance thereof pursuant to this Agreement shall have been authorized for issuance by the stockholders and Board of Directors of the Company.

     9. Covenants of the Company. The Company agrees that from and after the consummation of the transactions contemplated hereby, the Company will do the following:

     (a) Director's Indemnification. Enter into an Indemnification Agreement with any person (the "ULL Designee") nominated by Union Labor Life in accordance with the Shareholders Agreement in the form entered into with the other members of the Board of

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Directors  and maintain  such levels of director and officer  insurance  each as required under Section 5.12 of the SPA. The provisions of this Section 9(a) are intended to be for the benefit of, and shall be enforceable by, each ULL Designee and each ULL Designee's heirs and representatives.

     (b) Access and Information. For so long as Union Labor Life holds at least 5% of the outstanding voting stock of the Company,

          (i) Access. Permit Union Labor Life (and its designated representatives) to visit and inspect any of the properties of the Company and the Subsidiaries, including the books and records of the Company and the Subsidiaries (and to make extracts and copies therefrom), and to consult with respect to and discuss the affairs, businesses, finances, operations and accounts of the Company and the Subsidiaries with the officers, directors, employees, affiliates and agents of such entities, all at such reasonable times and as often as Union Labor Life may reasonably request.

          (ii) Information. Deliver to such Union Labor Life the following:

               (A) As soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, (1) a consolidated statement of income and consolidated statements of changes in financial position and cash flows of the Company and the Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and (2) a consolidated balance sheet of the Company and the Subsidiaries as at the end of such quarterly period, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year and corresponding figures for the budget for such quarterly period, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (C) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (A);

               (B) As soon as practicable and in any event within 120 days after the end of each fiscal year, (1) a consolidated statement of income and consolidated statements of changes in financial position and cash flows of the Company and the Subsidiaries for such year, and (2) a consolidated balance sheet of the Company and the Subsidiaries as of the end of such year, setting forth in each case, in comparative form, corresponding consolidated figures from the preceding annual audit and corresponding figures for the budget for such fiscal year, all in reasonable detail together with an opinion directed to the Company of independent public accountants of recognized standing selected by the Company; provided, however, that delivery pursuant to clause (C) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause (ii);

               (C) Promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits), other than on Form S-8 or any similar successor form, and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC);

               (D) Promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the books of the Company or any Subsidiary made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit; and

               (E) With reasonable promptness, such other financial data as any Union Labor Life may reasonably request.

     10. Additional Agreements.

     (a) Voting Agreement. Union Labor Life shall be required, at any meeting of the holders of Common Stock or Series B Preferred Stock, however called, or in connection with any written consent of the holders of Common Stock or Series B Preferred Stock, to vote (or cause to be voted) the Shares then held of record or beneficially owned by it, unless the Special Committee withdraws its approval of the SPA or the transactions contemplated by the Investment Agreements, (i) in favor of the transactions contemplated by the SPA and this Agreement (together, the "Investment Agreements"), the execution, delivery and performance by the Company of the Investment Agreements and the approval of the terms thereof and each of the other actions contemplated by the Investment Agreements and any actions required in furtherance thereof and hereof including, without limitation, the amendment of the terms of the Series B Preferred Stock contemplated by the SPA; and (ii) unless Union Labor Life is required in its exercise of its fiduciary duties or otherwise under the Employee Retirement Income Security Act of 1974, as amended, to vote otherwise, against any action or agreement that would impede, frustrate, prevent or nullify the transactions contemplated by the Investment Agreements, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the SPA or which would result in any of the conditions set forth in Article VI of the SPA not being fulfilled.

     (b) No Inconsistent Arrangements. Union Labor Life hereby covenants and agrees that, except as contemplated by the Investment Agreements, it shall not
(i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, or (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares.

     (c) Grant of Irrevocable Proxy; Appointment of Proxy.

     (i) Union Labor Life hereby irrevocably grants to, and appoints Robert Band and Dennis Ryan, or either of them, in their respective capacities as officers of the Company, and any individual who shall hereafter succeed to the office of President or Clerk of the Company, and each of them individually, Union Labor Life's proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote the Shares, or grant a consent or approval in respect of the Shares in favor of the Investment Agreements and all of the transactions contemplated thereby.

     (ii) Union Labor Life represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies are hereby revoked.

     (iii) Union Labor Life understands and acknowledges that its execution, delivery and performance of this Agreement is a condition to the closing of the transactions contemplated by the SPA. Union Labor Life hereby affirms that the irrevocable proxy granted hereunder is coupled with an interest is binding and may under no circumstances be revoked. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 41 of the Massachusetts Business Corporation Law.

     (d) Waiver of Appraisal Rights. Union Labor Life hereby waives any rights of appraisal or rights to dissent that it may have as a result of the amendment of the terms of the Series B Preferred Stock contemplated by the SPA.

     11. Miscellaneous.

     (a) Amendments. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the other party hereto.

     (b) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party's part of any breach, default or noncompliance under this Agreement, or any waiver on such party's part of any provisions or conditions of the Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     (c) Notices.

     (i) All notices and other communications required or permitted under this Agreement shall be given in writing and shall be delivered to the relevant party or sent by registered air mail or facsimile to the address of that party or that party's facsimile number specified in subsection 11(c)(ii). Unless otherwise specified herein, each notice or other communication shall be deemed effective or having been given (i) on the date received, if personally delivered, (ii) the earlier of actual receipt or eight (8) business days after being sent, if sent by registered air mail, or (iii) one (1) business day after being sent, if sent by telecopier with confirmation of transmission.

     (ii) All notices and other communications shall be addressed as follows:

         if to Union Labor Life:
                                    The Union Labor Life Insurance Company
                                    111 Massachusetts Avenue, N.W.
                                    Washington D.C.20001
                                    Attention:  Robert Kennedy
                                    Telecopy No.: ( 202) 962-8929

                  With a copy to:

                                    Paul, Hastings, Janofsky & Walker LLP
                                    555 South Flower Street, 23rd Floor
                                    Los Angeles, California 90071
                                    Attention: Alan J. Barton, Esq.
                                    Telecopy No.:  (213) 627-0705

         if to the Company:         Perini Corporation
                                    73 Mt. Wayte Avenue
                                    Framingham, Massachusetts 01701
                                    Attn:  Robert Band, President
                                    Telecopy No.:  (508) 628-2960

                  With a copy to:

                                    Goodwin, Procter & Hoar LLP
                                    Exchange Place
                                    Boston, Massachusetts 01209
                                    Attention:  Richard A. Soden, Esq.
                                    Telecopy No.:  (617) 523-1231

or such other address or telecopy number of a party, as that party shall have notified in writing to all other parties in accordance with subsection 11(b)(i).

     (d) Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     (e) Parties in Interest. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each such person. This Agreement shall be not assignable or delegable by either party except with the prior written consent of the other party hereto; provided, however, that the Company may assign its rights and delegate its obligations under this Agreement to any successor in interest of the Company, whether by merger, reorganization, sale of assets or otherwise so long as such successor expressly assumes the obligations hereof.

     (f) Expenses. The Company agrees, whether or not the transactions contemplated hereby are consummated, to pay, and hold Union Labor Life harmless from liability for the payment of reasonable fees, costs and expenses incurred by Union Labor Life in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby, including without limitation, its counsel.

     (g) Headings. The headings of the Sections and subsections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     (h) Choice of Law.

     (i) It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, except to the extent that the provisions of the Massachusetts General Laws applicable to Massachusetts corporations or other Massachusetts law shall mandatorily govern.

     (ii) EACH PARTY HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH IN SECTION 11(C) ABOVE, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND

SUFFICIENT SERVICE OF PROCESS.

     (iii) EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE
SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SUBSECTION 11(h)(iii) HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     (j) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     (k) Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

     (l) Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable legal requirements or otherwise, to consummate and make effective the transactions contemplated by this Agreement. Nothing in this Agreement shall obligate the Company to consummate the SPA. If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, either party, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

     (k) Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately in the event that the SPA is terminated in accordance with its terms.

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by its duly authorized representative as of the date and year first set forth above.


                           COMPANY:

                                            PERINI CORPORATION


                                            /s/Robert Band
                                            By:      Robert Band
                                            Title:   President


                           UNION LABOR LIFE:

                                            THE UNION LABOR LIFE INSURANCE
                                            COMPANY, on behalf of its Separate
                                            Account P


                                            /s/Grover McKean
                                            By:      Grover McKean
                                            Title:   Senior Vice President

                                                                    Exhibit 10.2

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of February 14, 2000 by and between Perini Corporation, a Massachusetts corporation (the "Company"), and PB Capital Partners, L.P., a Delaware limited partnership ("PB Capital").

                                    RECITALS

     A. Pursuant to that certain Stock Purchase and Sale Agreement dated as of July 24, 1996 by and among Richard Blum & Associates, L.P. and PB Capital and the Company and that certain Assignment and Assumption Agreement dated as of December 13, 1996 by and among PB Capital, Union Labor Life Insurance Company on behalf of its Separate Account P ("Union Labor Life") and the Company (collectively, with all agreements entered into in connection therewith, the "Original Purchaser Documents"), PB Capital acquired 92,350 shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") of the Company (together with all shares of Series B Preferred Stock of the Company now or hereafter issued as payment-in-kind dividends on the shares of such stock now or hereafter held by PB Capital, the "Shares").

     B. The Company has entered into that certain Securities Purchase Agreement (the "SPA") dated as of February 5, 2000 by and among Tutor-Saliba Corporation, a California corporation, O&G Industries, Inc., a Connecticut corporation, and the National Union Fire Insurance Company of Pittsburgh, PA, a Pennsylvania corporation (collectively, the "Purchasers"), pursuant to which the Purchasers have agreed to purchase an aggregate of 9,411,765 shares of newly issued common stock of the Company ("Common Stock"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the SPA.

     C. In connection with the SPA, the Company and the Purchasers have requested that PB Capital exchange the Shares for shares of Common Stock of the Company.

     D. PB Capital is willing to exchange the Shares for shares of Common Stock on the terms and subject to the conditions and covenants set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

     1. Obligation to Exchange Securities. Upon satisfaction of the conditions set forth in Section 7 and 8 and immediately prior to the consummation of the transactions contemplated by the SPA, PB Capital will, subject to the terms and conditions of this Agreement, exchange the Shares for shares of Common Stock (the "Exchange Securities") as set forth herein. Subject to the terms and conditions of this Agreement, the Shares will be exchanged into an aggregate of
(i) 4,589,145.12 newly issued shares of Common Stock plus (ii) the number of shares of Common Stock equal to the product resulting from multiplying (x) the number of calendar days from March 15, 2000 after which the transactions contemplated hereby are consummated by (y) 1,274.76 The Exchange Securities issuable hereunder upon exchange of the Shares shall be subject to adjustment for any split, combination, reclassification, recapitalization or other change in the Common Stock consummated prior to the consummation of the transactions contemplated hereby. The Company shall issue the Exchange Securities to PB Capital free of any liens, claims, charges, security interests, pledges, voting or stockholder agreements, encumbrances or equities (other than any of the foregoing created by PB Capital or arising under any federal or state securities laws) (collectively, "Liens"). The Company acknowledges and agrees that the Exchange Securities shall be deemed for all purposes to be "Registrable Securities" as such term is used in that certain Registration Rights Agreement by and among the Company, Union Labor Life and PB Capital dated as of January 17, 1997.

     2. Mechanics of Exchange.

     (a) Immediately following the satisfaction or waiver of the conditions set forth in Sections 7 and 8, PB Capital shall surrender its certificate or certificates for the Shares, with appropriate stock powers attached, duly endorsed, at the office of the Company or any transfer agent for the Exchange Securities, together with a written notice to the Company that PB Capital is exchanging the Shares, represented by such certificate or certificates. Upon such surrender, the Company shall issue and deliver to PB Capital, a certificate or certificates representing the Exchange Securities to be issued, conveyed and delivered to PB Capital pursuant to Section 1.

     (b) PB Capital shall be treated for all purposes as the record holder of the Exchange Securities as of the close of business on the date it surrenders its certificate or certificates for the Exchange Securities (the "Exchange Date").

     (c) If PB Capital holds the Shares at the close of business on a record date which occurs after March 15, 2000 for any payment of declared dividends on the Shares or if the Company declares a dividend in cash or in kind other than the dividend payable on March 15, 2000 in accordance with the terms of the Series B Preferred Stock, PB Capital shall be entitled to receive the dividend payable on the Shares on the corresponding dividend payment date notwithstanding the surrender of the Shares for Exchange Securities following such record date and prior to the corresponding dividend payment date.

     (d) If PB Capital holds the Shares at the close of business on a record date for any payment of declared dividends on the Common Stock, and after such record date but prior to the corresponding dividend payment date, PB Capital surrenders the Shares for Exchange Securities, PB Capital shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date as if it had been the record holder of such shares at the close of business on the record date.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to PB Capital as follows:

     (a) The SPA.  The  Representations  and  Warranties  made by the Company in
Section 3.01 of the SPA were true and complete as of the date thereof and are true and complete as of the date hereof.

     (b) Corporate Power. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Exchange Securities hereunder, and to carry out the provisions of this Agreement.

     (c) Authorization; Binding Obligations. Except for stockholder approval of the Purchase and the transactions contemplated by this Agreement, all corporate action on the part of the Company necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken. This Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies. The issuance and sale of the Exchange Securities are not and will not be subject to any preemptive rights, rights of first refusal, rights of first offer or other similar rights granted by the Company that have not been properly waived or complied with. The Exchange Securities, when issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all Liens.

     (d) Consents. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by the Company and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement and the offer, sale or issuance of the Exchange Securities, except as will be duly and validly obtained or filed.

     (e) Compliance with Laws and Other Instruments. Except for stockholder approval of the Purchase and the transactions contemplated by this Agreement, the execution, delivery and performance by the Company of this Agreement (a) will not require from the board of directors of the Company any consent or approval that has not been validly and lawfully obtained, (b) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the Articles of Organization or By-laws of the Company, or (c) will not result in a violation or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound which would have a material adverse effect on the Company.

     (f) Offering Valid. Assuming the accuracy of the representations and warranties of PB Capital contained in Section 4 hereof, the offer, sale and issuance of the Exchange Securities are and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     (g) Disclosure. To the Knowledge of the Company (as defined in the SPA), no representation or warranty by the Company contained in this Agreement or the SPA, or in any certificate to be furnished by or on behalf of the Company pursuant hereto or thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     4. Representations and Warranties of PB Capital. PB Capital hereby represents and warrants to the Company as follows:

     (a) Good Standing and Qualification. PB Capital has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement.

     (b) Authorization; Binding Obligations. All corporate action on the part of PB Capital necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of PB Capital hereunder has been taken. This Agreement constitutes the valid and binding obligations of PB Capital enforceable against PB Capital in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

     (c) Ownership and Validity of the Shares. PB Capital owns beneficially and of record the Shares, free of any liens, claims, charges, security interests, pledges, encumbrances or equities (other than any of the foregoing arising under this Agreement, the Original Purchase Documents or any federal or state securities laws).

     (d) Acquisition for Investment. PB Capital is acquiring the Exchange Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and PB Capital has no present intention or plan to effect any distribution of the Exchange Securities; provided that the disposition of PB Capital's property shall at all times be and remain within its control and subject to the provisions of this Agreement. PB Capital is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     5. Reservation of Common Stock. To the extent that the Company has authorized stock which is not already reserved, the Company shall at all times reserve and keep available for issue upon the exchange of shares of Series B Preferred Stock for Exchange Securities such number of its authorized but unissued shares of Common Stock

(or other Exchange Securities) as will be sufficient to permit the exchange in full of the shares of Series B Preferred Stock held by PB Capital.

     6. Indemnification.

     (a) Company Indemnification. The Company covenants and agrees to defend, indemnify and save and hold harmless PB Capital, together with its officers, directors, partners, employees, trustees, attorneys and representatives and each person who controls PB Capital within the meaning of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Company (other than a claim under this Section 6) or a third party claim) (collectively, "Losses") arising out of or resulting from: (a) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement; (b) the failure of the Company to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement; (c) any legal, administrative or other proceedings brought by a third party arising out of the transactions contemplated by this Agreement; or (d) any actual or threatened claim, suit, action or proceeding arising out of or resulting from the conduct by the Company of its business or operations, or the Company's occupancy or use of its properties or assets; provided, however, that, if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws; and provided further however, that the Company shall not be liable for any Losses arising from any statement or omission in any filings by the Company under the Securities Act or Exchange Act in reliance upon and in conformity with written information provided to the Company by PB Capital or for any Losses arising out of or resulting from any breach of or failure to comply with this Agreement by any Indemnified Party or any gross negligence or willful misconduct of any Indemnified Party.

     (b)  Procedure.  (i) Each party  entitled  to be  indemnified  pursuant  to
Section 6(a) (each, an "Indemnified Party") shall promptly notify the Company in writing (a "Claim Notice") of any matter in respect of which the Company is or may be obligated to provide indemnification to such Indemnified Party on account of Section 6(a). The omission of any Indemnified Party so to notify the Company of any such matter shall not relieve the Company from any liability which the Company may have to such

Indemnified Party except to the extent the Company shall have been materially prejudiced by the omission of such Indemnified Party so to notify the Company.

          (ii) With respect to claims for indemnification relating to actions or proceedings brought by any third party with respect to which an Indemnified Party is entitled to indemnification hereunder:

          (A) After the giving of the Claim Notice, if the Company shall acknowledge in writing to each Indemnified Party that the Company shall be obligated under the terms of its indemnity hereunder in connection with such action or proceeding, then the Company shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such action or proceeding, (ii) to employ and engage attorneys of its own choice, subject to the reasonable approval of the Indemnified Party, to handle and defend the same unless the named parties to such action include both the Company or any of its officers, directors, Subsidiaries or Affiliates, on the one hand, and the Indemnified Party, on the other hand, and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are in conflict with those available to the Company or any such officer, director, Subsidiary or Affiliate, in which event the Indemnified Party shall be entitled, at the Company's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed; provided, however, if the resolution of any such action will or is reasonably expected to have a material adverse effect on PB Capital, then, notwithstanding the foregoing, PB Capital shall be entitled to control such resolution, including, without limitation, to take control of the defense and investigation of such proceeding or action, to employ and engage attorneys of its own choice to handle and defend the same, at the Company's cost, risk and expense, and to compromise or settle such action.

          (B) If the Company fails or is not permitted under the foregoing paragraph to assume the defense of such action or proceeding within fifteen
     (15) calendar days after receipt of the above-referenced notice, the Indemnified Party against which such action or proceeding has been asserted will, upon delivering notice to such effect to the Company, have the right to undertake at the Company's risk, cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Company.

          (C) The Company shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 6(b) and for any final judgment (subject to any right of appeal), and the Company agrees to indemnify and hold harmless the Indemnified Party from and against any Losses by reason of such settlement or judgment.

     (c) Indemnification Non-Exclusive. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common-law or other remedy any party may have for breach of representation, warranty, covenant or agreement.

     (d) Attorneys Fees and Costs. In any claim brought by an Indemnified Party under this Section 6 against the Company, the victorious party shall be entitled to receive reasonable attorneys fees and costs incurred in prosecuting or defending such claim.

     (e)  Survival  of  Representations,  Warranties  and  Covenants.  Except as
provided in clauses (i), (ii) and (iii) of this Section 6(e), the representations, warranties and agreements included in this Agreement shall survive for a period of 3 years: (i) the obligations set forth in Section 9 of this Agreement shall survive for the period specified therein for the performance of the covenants set forth therein; (ii) the representations set forth in Sections 3.01(n) (Taxes) of the SPA, 3.01(o) (Employee Benefit Plans and Related Matters; ERISA) of the SPA and 3.01(p) (Environmental Laws) of the SPA, each of which are incorporated herein through Section 3(a) of this Agreement, shall survive until the date that is six (6) months after the expiration of the longest applicable federal or state statute of limitations; and (iii) the representations and warranties set forth in the last two sentences of Section 3(c) (Authorization; Binding Obligations) and the obligations set forth in Section 6 (Indemnification) and in Section 11 (Miscellaneous) shall survive indefinitely.

     7. Conditions of Company's Obligations to Exchange. The obligation of the Company to exchange the Exchange Securities for the Shares is subject to the fulfillment of the following conditions, which may be waived in whole or in part by the Company in its sole discretion.

     (a) No Errors, etc. The representations and warranties of PB Capital set forth in this Agreement that are qualified as to materiality shall be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of this Agreement and the Exchange Date as though made at and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     (b) Compliance with Agreement. PB Capital shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Exchange Date.

     (c) Certificate of Officer. PB Capital shall have delivered to the Company a certificate dated the Exchange Date, executed by its General Partner, certifying the satisfaction of the conditions specified in subsections (a) and
(b) of this Section 7.

     (d) Consummation of New Investment. The transactions contemplated by the SPA shall have been consummated on the terms thereof.

     (e) Authorization. The Exchange Securities and the issuance thereof pursuant to this Agreement shall have been authorized for issuance by the stockholders and of the Company.

     8. Conditions of PB Capital's Obligations to Exchange. The obligation of PB Capital to exchange the Shares for Exchange Securities is subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by PB Capital in its sole discretion.

     (a) No Errors, etc. The representations and warranties of the Company set forth in this Agreement or in the SPA that are qualified as to materiality shall be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of this Agreement and the Exchange Date as though made at and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     (b) Compliance with Agreement. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Exchange Date.

     (c) Certificate of Officer. The Company shall have delivered to PB Capital a certificate dated the Exchange Date, executed by its President, certifying the satisfaction of the conditions specified in subsections (a) and (b) of this Section 8.

     (d) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement, including without limitation the offer, sale, issue and delivery of the Exchange Securities.

     (e) Consummation of New Investment. All of the conditions to closing pursuant to the SPA shall have been satisfied, all of the closing deliveries required to be made by the SPA shall have been made (other than the delivery of the Shares by the Company to the Purchasers), the SPA will be consummated on the terms thereof and the conditions set forth in Sections 6.01(a), 6.01(b), 6.01(c), 6.02(a), 6.02(b), 6.02(c)(i)-(ii) and (iv)-(vi), 6.03(a)-(c), 6.03(g),
6.03(h)(ii)-(iii), 6.03(i), 6.03(k), and 6.03(p) of the SPA shall not have been waived. The Company shall have provided PB Capital written certification as to the matters set forth in the foregoing sentence and that the transactions contemplated by the SPA will be consummated immediately following consummation of the transactions contemplated hereby. In addition, the definitive agreements contemplated by Section 6.03(g) of the SPA shall be reasonably satisfactory to PB Capital.

     (f) PB Capital Approval. The SPA shall be in form and substance satisfactory to PB Capital and such condition shall be deemed satisfied in the event that the SPA is in the form as provided prior to the date hereof to PB Capital.

     (g) Appointment of Director. A designee of PB Capital shall have been elected, subject to the consummation of the exchange contemplated by this Agreement, as a member of the Company's Board of Directors (the "Board").

     (h) Opinion of Counsel. The Company shall have delivered to PB Capital the opinion of Goodwin, Procter & Hoar LLP, counsel to the Company, dated as of the Exchange Date, set forth on Exhibit 7(h) hereto and PB Capital shall have received an opinion from its counsel that the consummation of the transactions contemplated by this Agreement will not affect PB Capital's status as a "venture capital operating company" under ERISA.

     (i) Listing. The Exchange Securities shall have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

     (j) Authorization. The Exchange Securities and the issuance thereof pursuant to this Agreement shall have been authorized for issuance by the stockholders and Board of Directors of the Company.

     9. Covenants of the Company. The Company agrees that from and after the consummation of the transactions contemplated hereby, the Company will do the following:

     (a) Director's Indemnification. Enter into an Indemnification Agreement with any person (the "PB Designee") nominated by PB Capital in accordance with the Shareholders Agreement in the form entered into with the other members of the Board of Directors and maintain such levels of director and officer insurance each as required under Section 5.12 of the SPA. The provisions of this
Section 9(a) are intended to be for the benefit of, and shall be enforceable by, each PB Designee and each PB Designee's heirs and representatives.

     (b) Access and Information. For so long as PB Capital holds at least 5% of the outstanding voting stock of the Company,

          (i) Access. Permit PB Capital (and its designated representatives) to visit and inspect any of the properties of the Company and the Subsidiaries, including the books and records of the Company and the Subsidiaries (and to make extracts and copies therefrom), and to consult with respect to and discuss the affairs, businesses, finances, operations and accounts of the Company and the Subsidiaries with the officers, directors, employees, affiliates and agents of such entities, all at such reasonable times and as often as PB Capital may reasonably request.

          (ii) Information. Deliver to such PB Capital the following:

          (A) As soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, (1) a consolidated statement of income and consolidated statements of changes in financial position and cash flows of the Company and the Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and (2) a consolidated balance sheet of the Company and the Subsidiaries as at the end of such quarterly period, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year and corresponding figures for the budget for such quarterly period, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (C) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (A);

          (B) As soon as practicable and in any event within 120 days after the end of each fiscal year, (1) a consolidated statement of income and consolidated statements of changes in financial position and cash flows of the Company and the Subsidiaries for such year, and (2) a consolidated balance sheet of the Company and the Subsidiaries as of the end of such year, setting forth in each case, in comparative form, corresponding consolidated figures from the preceding annual audit and corresponding figures for the budget for such fiscal year, all in reasonable detail together with an opinion directed to the Company of independent public accountants of recognized standing selected by the Company; provided, however, that delivery pursuant to clause (C) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause (ii);

          (C) Promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits), other than on Form S-8 or any similar successor form, and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC);

          (D) Promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the books of the Company or any Subsidiary made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit; and

          (E) With reasonable promptness, such other financial data as any PB Capital may reasonably request.

     10. Additional Agreements.

     (a) Voting Agreement. PB Capital shall be required, at any meeting of the holders of Common Stock or Series B Preferred Stock, however called, or in connection with any written consent of the holders of Common Stock or Series B Preferred Stock, to vote (or cause to be voted) the Shares then held of record or beneficially owned by it, unless the Special Committee withdraws its approval of the SPA or the transactions contemplated by the Investment Agreements, (i) in favor of the transactions contemplated by the SPA and this Agreement (together, the "Investment Agreements"), the execution, delivery and performance by the Company of the Investment Agreements and the approval of the terms thereof and each of the other actions contemplated by the Investment Agreements and any actions required in furtherance thereof and hereof including, without limitation, the amendment of the terms of the Series B Preferred Stock contemplated by the SPA; and (ii) unless PB Capital is required in its exercise of its fiduciary duties or otherwise under the Employee Retirement Income Security Act of 1974, as amended, to vote otherwise, against any action or agreement that would impede, frustrate, prevent or nullify the transactions contemplated by the Investment Agreements, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the SPA or which would result in any of the conditions set forth in Article VI of the SPA not being fulfilled.

     (b) No Inconsistent Arrangements. PB Capital hereby covenants and agrees that, except as contemplated by the Investment Agreements, it shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, or (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares. Notwithstanding clause (i) or (ii), PB Capital may transfer the Shares to its limited partners with the prior written consent of the Company (which consent shall not be unreasonably withheld) as long as all such transferees agree to the terms of and become parties to this Agreement.

     (c) Grant of Irrevocable Proxy; Appointment of Proxy.

          (i) PB Capital hereby irrevocably grants to, and appoints Robert Band and Dennis Ryan, or either of them, in their respective capacities as officers of the Company, and any individual who shall hereafter succeed to the office of President or Clerk of the Company, and each of them individually, PB Capital's proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote the Shares, or grant a consent or approval in respect of the Shares in favor of the Investment Agreements and all of the transactions contemplated thereby.

          (ii) PB Capital represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies are hereby revoked.

          (iii) PB Capital understands and acknowledges that its execution, delivery and performance of this Agreement is a condition to the closing of the transactions contemplated by the SPA. PB Capital hereby affirms that the irrevocable proxy granted hereunder is coupled with an interest is binding and may under no circumstances be revoked. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 41 of the Massachusetts Business Corporation Law.

     (d) Waiver of Appraisal Rights. PB Capital hereby waives any rights of appraisal or rights to dissent that it may have as a result of the amendment of the terms of the Series B Preferred Stock contemplated by the SPA.

     11. Miscellaneous.

     (a) Amendments. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the other party hereto.

     (b) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party's part of any breach, default or noncompliance under this Agreement, or any waiver on such party's part of any provisions or conditions of the Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     (c) Notices.

          (i) All notices and other communications required or permitted under this Agreement shall be given in writing and shall be delivered to the relevant party or sent by registered air mail or facsimile to the address of that party or that party's facsimile number specified in subsection 11(c)(ii). Unless otherwise specified herein, each notice or other communication shall be deemed effective or having been given (i) on the date received, if personally delivered, (ii) the earlier of actual receipt or eight (8) business days after being sent, if sent by registered air mail, or (iii) one (1) business day after being sent, if sent by telecopier with confirmation of transmission.

          (ii) All notices and other communications shall be addressed as follows:

         if to PB Capital:
                                    c/o  BLUM Capital Partners, L.P.
                                    909 Montgomery Street, Suite 400
                                    San Francisco, California 94133
                                    Attn: Murray Indick
                                    Facsimile: (415) 434-3130

         if to the Company:         Perini Corporation
                                    73 Mt. Wayte Avenue
                                    Framingham, Massachusetts 01701
                                    Attn: Robert Band, President
                                    Telecopy No.: (508) 628-2960

                  With a copy to:

                                    Goodwin, Procter & Hoar LLP
                                    Exchange Place
                                    Boston, Massachusetts 01209
                                    Attention: Richard A. Soden, Esq.
                                    Telecopy No.: (617) 523-1231

     or such other address or telecopy number of a party, as that party shall have notified in writing to all other parties in accordance with subsection 11(b)(i).

     (d) Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     (e) Parties in Interest. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each such person. This Agreement shall be not assignable or delegable by either party except with the prior written consent of the other party hereto; provided, however, that the Company may assign its rights and delegate its obligations under this Agreement to any successor in interest of the Company, whether by merger, reorganization, sale of assets or otherwise so long as such successor expressly assumes the obligations hereof.

     (f) Expenses. The Company agrees, whether or not the transactions contemplated hereby are consummated, to pay, and hold PB Capital harmless from liability for the payment of reasonable fees, costs and expenses incurred by PB Capital in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby, including without limitation, its counsel.

     (g) Headings. The headings of the Sections and subsections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     (h) Choice of Law.

          (i) It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, except to the extent that the provisions of the Massachusetts General Laws applicable to Massachusetts corporations or other Massachusetts law shall mandatorily govern.

          (ii) EACH PARTY HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND

     IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH IN SECTION 11(C) ABOVE, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

          (iii) EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SUBSECTION 11(h)(iii) HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY

     EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     (j) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     (k) Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

     (l) Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable legal requirements or otherwise, to consummate and make effective the transactions contemplated by this Agreement. Nothing in this Agreement shall obligate the Company to consummate the SPA. If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, either party, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

     (k) Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately in the event that the SPA is terminated in accordance with its terms.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by its duly authorized representative as of the date and year first set forth above.


      COMPANY:

                    PERINI CORPORATION


                    By:/s/ Robert Band
                    Name: Robert Band
                    Title: President

      PB CAPITAL:

                    PB CAPITAL PARTNERS, L.P.

                    By: Blum Capital Partners, L.P., its General Partner

                    By: Richard C. Blum & Associates, Inc., its General Partner


                    By:      /s/Marc Scholvinck
                    Name:    Marc Scholvinck
                    Title:   Managing Director & CFO

                                                                    Exhibit 10.3

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of February 14, 2000 by and between Perini Corporation, a Massachusetts corporation (the "Company"), and The Common Fund for Non-profit Organizations, a New York non-profit corporation ("The Common Fund").

                                    RECITALS

     A. Pursuant to that certain Stock Purchase and Sale Agreement dated as of July 24, 1996 by and among Richard Blum & Associates, L.P. ("RCBA") and PB Capital Partners, L.P. ("PB Capital") and the Company and that certain Assignment and Assumption Agreement dated as of December 13, 1996 by and among PB Capital, RCBA, The Common Fund and the Company (collectively, with all agreements entered into in connection therewith, the "Original Purchaser Documents"), The Common Fund acquired 23,300 shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") of the Company (together with all shares of Series B Preferred Stock of the Company now or hereafter issued as payment-in-kind dividends on the shares of such stock now or hereafter held by The Common Fund, the "Shares").

     B. The Company has entered into that certain Securities Purchase Agreement (the "SPA") dated as of February 5, 2000 by and among Tutor-Saliba Corporation, a California corporation, O&G Industries, Inc., a Connecticut corporation, and the National Union Fire Insurance Company of Pittsburgh, PA, a Pennsylvania corporation (collectively, the "Purchasers"), pursuant to which the Purchasers have agreed to purchase an aggregate of 9,411,765 shares of newly issued common stock of the Company ("Common Stock"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the SPA.

     C. In connection with the SPA, the Company and the Purchasers have requested that The Common Fund exchange the Shares for shares of Common Stock of the Company.

     D. The Common Fund is willing to exchange the Shares for shares of Common Stock on the terms and subject to the conditions and covenants set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

     1. Obligation to Exchange Securities. Upon satisfaction of the conditions set forth in Section 7 and 8 and immediately prior to the consummation of the transactions contemplated by the SPA, The Common Fund will, subject to the terms and conditions of this Agreement, exchange the Shares for shares of Common Stock (the "Exchange Securities") as set forth herein. Subject to the terms and conditions of this Agreement, the Shares will be exchanged into an aggregate of
(i) 1,157,846.03 newly issued shares of Common Stock plus (ii) the number of shares of Common Stock equal to the product resulting from multiplying (x) the number of calendar days from March 15, 2000 after which the transactions contemplated hereby are consummated by (y) 321.62. The Exchange Securities issuable hereunder upon exchange of the Shares shall be subject to adjustment for any split, combination, reclassification, recapitalization or other change in the Common Stock consummated prior to the consummation of the transactions contemplated hereby. The Company shall issue the Exchange Securities to The Common Fund free of any liens, claims, charges, security interests, pledges, voting or stockholder agreements, encumbrances or equities (other than any of the foregoing created by The Common Fund or arising under any federal or state securities laws) (collectively, "Liens").

     2. Mechanics of Exchange.

     (a) Immediately following the satisfaction or waiver of the conditions set forth in Sections 7 and 8, The Common Fund shall surrender its certificate or certificates for the Shares, with appropriate stock powers attached, duly endorsed, at the office of the Company or any transfer agent for the Exchange Securities, together with a written notice to the Company that The Common Fund is exchanging the Shares, represented by such certificate or certificates. Upon such surrender, the Company shall issue and deliver to The Common Fund, a certificate or certificates representing the Exchange Securities to be issued, conveyed and delivered to The Common Fund pursuant to Section 1.

     (b) The Common Fund shall be treated for all purposes as the record holder of the Exchange Securities as of the close of business on the date it surrenders its certificate or certificates for the Exchange Securities (the "Exchange Date").

     (c) If The Common Fund holds the Shares at the close of business on a record date which occurs after March 15, 2000 for any payment of declared dividends on the Shares or if the Company declares a dividend in cash or in kind other than the dividend payable on March 15, 2000 in accordance with the terms of the Series B Preferred Stock, The Common Fund shall be entitled to receive the dividend payable on the Shares on the corresponding dividend payment date notwithstanding the surrender of the Shares for Exchange Securities following such record date and prior to the corresponding dividend payment date.

     (d) If The Common Fund holds the Shares at the close of business on a record date for any payment of declared dividends on the Common Stock, and after such record date but prior to the corresponding dividend payment date, The Common Fund surrenders the Shares for Exchange Securities, The Common Fund shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date as if it had been the record holder of such shares at the close of business on the record date.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to The Common Fund as follows:

     (a) The SPA.  The  Representations  and  Warranties  made by the Company in
Section 3.01 of the SPA were true and complete as of the date thereof and are true and complete as of the date hereof.

     (b) Corporate Power. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Exchange Securities hereunder, and to carry out the provisions of this Agreement.

     (c) Authorization; Binding Obligations. Except for stockholder approval of the Purchase and the transactions contemplated by this Agreement, all corporate action on the part of the Company necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken. This Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies. The issuance and sale of the Exchange Securities are not and will not be subject to any preemptive rights, rights of first refusal, rights of first offer or other similar rights granted by the Company that have not been properly waived or complied with. The Exchange Securities, when issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all Liens.

     (d) Consents. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by the Company and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement and the offer, sale or issuance of the Exchange Securities, except as will be duly and validly obtained or filed.

     (e) Compliance with Laws and Other Instruments. Except for stockholder approval of the Purchase and the transactions contemplated by this Agreement, the execution, delivery and performance by the Company of this Agreement (a) will not require from the board of directors of the Company any consent or approval that has not been validly and lawfully obtained, (b) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the Articles of Organization or By-laws of the Company, or (c) will not result in a violation or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound which would have a material adverse effect on the Company.

     (f) Offering Valid. Assuming the accuracy of the representations and warranties of The Common Fund contained in Section 4 hereof, the offer, sale and issuance of the Exchange Securities are and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     (g) Disclosure. To the Knowledge of the Company (as defined in the SPA), no representation or warranty by the Company contained in this Agreement or the SPA, or in any certificate to be furnished by or on behalf of the Company pursuant hereto or thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     4. Representations and Warranties of The Common Fund. The Common Fund hereby represents and warrants to the Company as follows:

     (a) Good Standing and Qualification. The Common Fund has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement.

     (b) Authorization; Binding Obligations. All corporate action on the part of The Common Fund necessary for the authorization of the execution and delivery of this Agreement and the performance of all obligations of The Common Fund hereunder has been taken. This Agreement constitutes the valid and binding obligations of The Common Fund enforceable against The Common Fund in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

     (c) Ownership and Validity of the Shares. The Common Fund owns beneficially and of record the Shares, free of any liens, claims, charges, security interests, pledges, encumbrances or equities (other than any of the foregoing arising under this Agreement, the Original Purchase Documents or any federal or state securities laws).

     (d) Acquisition for Investment. The Common Fund is acquiring the Exchange Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and The Common Fund has no present intention or plan to effect any distribution of the Exchange Securities; provided that the disposition of The Common Fund's property shall at all times be and remain within its control and subject to the provisions of this Agreement. The Common Fund is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     5. Reservation of Common Stock. To the extent that the Company has authorized stock which is not already reserved, the Company shall at all times reserve and keep available for issue upon the exchange of shares of Series B Preferred Stock for Exchange Securities such number of its authorized but unissued shares of Common Stock (or other Exchange Securities) as will be sufficient to permit the exchange in full of the shares of Series B Preferred Stock held by The Common Fund.

     6. Indemnification.

     (a) Company Indemnification. The Company covenants and agrees to defend, indemnify and save and hold harmless The Common Fund, together with its officers, directors, partners, employees, trustees, attorneys and representatives and each person who controls The Common Fund within the meaning of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Company (other than a claim under this Section 6) or a third party claim) (collectively, "Losses") arising out of or resulting from:
(a) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement; (b) the failure of the Company to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement; (c) any legal, administrative or other proceedings brought by a third party arising out of the transactions contemplated by this Agreement; or (d) any actual or threatened claim, suit, action or proceeding arising out of or resulting from the conduct by the Company of its business or operations, or the Company's occupancy or use of its properties or assets; provided, however, that, if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws; and provided further however, that the Company shall not be liable for any Losses arising from any statement or omission in any filings by the Company under the Securities Act or Exchange Act in reliance upon and in conformity with written information provided to the Company by The Common Fund or for any Losses arising out of or resulting from any breach of or failure to comply with this Agreement by any Indemnified Party or any gross negligence or willful misconduct of any Indemnified Party.

     (b)  Procedure.  (i) Each party  entitled  to be  indemnified  pursuant  to
Section 6(a) (each, an "Indemnified Party") shall promptly notify the Company in writing (a "Claim Notice") of any matter in respect of which the Company is or may be obligated to provide indemnification to such Indemnified Party on account of Section 6(a). The omission of any Indemnified Party so to notify the Company of any such matter shall not relieve the Company from any liability which the Company may have to such Indemnified Party except to the extent the Company shall have been materially prejudiced by the omission of such Indemnified Party so to notify the Company.

          (ii) With respect to claims for indemnification relating to actions or proceedings brought by any third party with respect to which an Indemnified Party is entitled to indemnification hereunder:

          (A) After the giving of the Claim Notice, if the Company shall acknowledge in writing to each Indemnified Party that the Company shall be obligated under the terms of its indemnity hereunder in connection with such action or proceeding, then the Company shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such action or proceeding, (ii) to employ and engage attorneys of its own choice, subject to the reasonable approval of the Indemnified Party, to handle and defend the same unless the named parties to such action include both the Company or any of its officers, directors, Subsidiaries or Affiliates, on the one hand, and the Indemnified Party, on the other hand, and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are in conflict with those available to the Company or any such officer, director, Subsidiary or Affiliate, in which event the Indemnified Party shall be entitled, at the Company's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed; provided, however, if the resolution of any such action will or is reasonably expected to have a material adverse effect on The Common Fund, then, notwithstanding the foregoing, The Common Fund shall be entitled to control such resolution, including, without limitation, to take control of the defense and investigation of such proceeding or action, to employ and engage attorneys of its own choice to handle and defend the same, at the Company's cost, risk and expense, and to compromise or settle such action.

          (B) If the Company fails or is not permitted under the foregoing paragraph to assume the defense of such action or proceeding within fifteen
     (15) calendar days after receipt of the above-referenced notice, the Indemnified Party against which such action or proceeding has been asserted will, upon delivering notice to such effect to the Company, have the right to undertake at the Company's risk, cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Company.

          (C) The Company shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 6(b) and for any final judgment (subject to any right of appeal), and the Company agrees to indemnify and hold harmless the Indemnified Party from and against any Losses by reason of such settlement or judgment.

     (c) Indemnification Non-Exclusive. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common-law or other remedy any party may have for breach of representation, warranty, covenant or agreement.

     (d) Attorneys Fees and Costs. In any claim brought by an Indemnified Party under this Section 6 against the Company, the victorious party shall be entitled to receive reasonable attorneys fees and costs incurred in prosecuting or defending such claim.

     (e)  Survival  of  Representations,  Warranties  and  Covenants.  Except as
provided in clauses (i), (ii) and (iii) of this Section 6(e), the representations, warranties and agreements included in this Agreement shall survive for a period of 3 years: (i) the obligations set forth in Section 9 of this Agreement shall survive for the period specified therein for the performance of the covenants set forth therein; (ii) the representations set forth in Sections 3.01(n) (Taxes) of the SPA, 3.01(o) (Employee Benefit Plans and Related Matters; ERISA) of the SPA and 3.01(p) (Environmental Laws) of the SPA, each of which are incorporated herein through Section 3(a) of this Agreement, shall survive until the date that is six (6) months after the expiration of the longest applicable federal or state statute of limitations; and (iii) the representations and warranties set forth in the last two sentences of Section 3(c) (Authorization; Binding Obligations) and the obligations set forth in Section 6 (Indemnification) and in Section 11 (Miscellaneous) shall survive indefinitely.

     7. Conditions of Company's Obligations to Exchange. The obligation of the Company to exchange the Exchange Securities for the Shares is subject to the fulfillment of the following conditions, which may be waived in whole or in part by the Company in its sole discretion.

     (a) No Errors, etc. The representations and warranties of The Common Fund set forth in this Agreement that are qualified as to materiality shall be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of this Agreement and the Exchange Date as though made at and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     (b) Compliance with Agreement. The Common Fund shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Exchange Date.

     (c) Certificate of Officer. The Common Fund shall have delivered to the Company a certificate dated the Exchange Date, executed by its President, certifying the satisfaction of the conditions specified in subsections (a) and
(b) of this Section 7.

     (d) Consummation of New Investment. The transactions contemplated by the SPA shall have been consummated on the terms thereof.

     (e) Authorization. The Exchange Securities and the issuance thereof pursuant to this Agreement shall have been authorized for issuance by the stockholders and of the Company.

     8. Conditions of The Common Fund's Obligations to Exchange. The obligation of The Common Fund to exchange the Shares for Exchange Securities is subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by The Common Fund in its sole discretion.

     (a) No Errors, etc. The representations and warranties of the Company set forth in this Agreement or in the SPA that are qualified as to materiality shall be true and correct and those that are not so qualified shall be true and correct in all material respects as of the date of this Agreement and the Exchange Date as though made at and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     (b) Compliance with Agreement. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Exchange Date.

     (c) Certificate of Officer. The Company shall have delivered to The Common Fund a certificate dated the Exchange Date, executed by its President, certifying the satisfaction of the conditions specified in subsections (a) and
(b) of this Section 8.

     (d) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement, including without limitation the offer, sale, issue and delivery of the Exchange Securities.

     (e) Consummation of New Investment. All of the conditions to closing pursuant to the SPA shall have been satisfied, all of the closing deliveries required to be made by the SPA shall have been made (other than the delivery of the Shares by the Company to the Purchasers), the SPA will be consummated on the terms thereof and the conditions set forth in Sections 6.01(a), 6.01(b), 6.01(c), 6.02(a), 6.02(b), 6.02(c)(i)-(ii) and (iv)-(vi), 6.03(a)-(c), 6.03(g),
6.03(h)(ii)-(iii), 6.03(i), 6.03(k), and 6.03(p) of the SPA shall not have been waived. The Company shall have provided The Common Fund written certification as to the matters set forth in the foregoing sentence and that the transactions contemplated by the SPA will be consummated immediately following consummation of the transactions contemplated hereby.

     (f) The Common Fund Approval. The SPA shall be in form and substance satisfactory to The Common Fund and such condition shall be deemed satisfied in the event that the SPA is in the form as provided prior to the date hereof to The Common Fund.

     (g) Intentionally omitted.

     (h) Opinion of Counsel. The Company shall have delivered to The Common Fund the opinion of Goodwin, Procter & Hoar LLP, counsel to the Company, dated as of the Exchange Date, set forth on Exhibit 7(h) hereto.

     (i) Listing. The Exchange Securities shall have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

     (j) Authorization. The Exchange Securities and the issuance thereof pursuant to this Agreement shall have been authorized for issuance by the stockholders and Board of Directors of the Company.

     9. Covenants of the Company. The Company agrees that from and after the consummation of the transactions contemplated hereby, the Company will do the following:

     (a) Intentionally omitted.

     (b) Access and  Information.  For so long as The Common Fund holds at least

5% of the outstanding voting stock of the Company,

          (i) Access. Permit The Common Fund (and its designated representatives) to visit and inspect any of the properties of the Company and the Subsidiaries, including the books and records of the Company and the Subsidiaries (and to make extracts and copies therefrom), and to consult with respect to and discuss the affairs, businesses, finances, operations and accounts of the Company and the Subsidiaries with the officers, directors, employees, affiliates and agents of such entities, all at such reasonable times and as often as The Common Fund may reasonably request.

          (ii) Information. Deliver to such The Common Fund the following:

               (A) As soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, (1) a consolidated statement of income and consolidated statements of changes in financial position and cash flows of the Company and the Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and (2) a consolidated balance sheet of the Company and the Subsidiaries as at the end of such quarterly period, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year and corresponding figures for the budget for such quarterly period, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (C) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (A);

               (B) As soon as practicable and in any event within 120 days after the end of each fiscal year, (1) a consolidated statement of income and consolidated statements of changes in financial position and cash flows of the Company and the Subsidiaries for such year, and (2) a consolidated balance sheet of the Company and the Subsidiaries as of the end of such year, setting forth in each case, in comparative form, corresponding consolidated figures from the preceding annual audit and corresponding figures for the budget for such fiscal year, all in reasonable detail together with an opinion directed to the Company of independent public accountants of recognized standing selected by the Company; provided, however, that delivery pursuant to clause (C) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause (ii);

               (C) Promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits), other than on Form S-8 or any similar successor form, and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC);

               (D) Promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the books of the Company or any Subsidiary made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit; and

               (E) With reasonable promptness, such other financial data as any The Common Fund may reasonably request.

     10. Additional Agreements.

     (a) Voting Agreement. The Common Fund shall be required, at any meeting of the holders of Common Stock or Series B Preferred Stock, however called, or in connection with any written consent of the holders of Common Stock or Series B Preferred Stock, to vote (or cause to be voted) the Shares then held of record or beneficially owned by it, unless the Special Committee withdraws its approval of the SPA or the transactions contemplated by the Investment Agreements, (i) in favor of the transactions contemplated by the SPA and this Agreement (together, the "Investment Agreements"), the execution, delivery and performance by the Company of the Investment Agreements and the approval of the terms thereof and each of the other actions contemplated by the Investment Agreements and any actions required in furtherance thereof and hereof including, without limitation, the amendment of the terms of the Series B Preferred Stock contemplated by the SPA; and (ii) unless The Common Fund is required in its exercise of its fiduciary duties or otherwise under the Employee Retirement Income Security Act of 1974, as amended, to vote otherwise, against any action or agreement that would impede, frustrate, prevent or nullify the transactions contemplated by the Investment Agreements, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the SPA or which would result in any of the conditions set forth in Article VI of the SPA not being fulfilled.

     (b) No Inconsistent Arrangements. The Common Fund hereby covenants and agrees that, except as contemplated by the Investment Agreements, it shall not
(i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, or (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares.

     (c) Grant of Irrevocable Proxy; Appointment of Proxy.

          (i) The Common Fund hereby irrevocably grants to, and appoints Robert Band and Dennis Ryan, or either of them, in their respective capacities as officers of the Company, and any individual who shall hereafter succeed to the office of President or Clerk of the Company, and each of them individually, The Common Fund's proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote the Shares, or grant a consent or approval in respect of the Shares in favor of the Investment Agreements and all of the transactions contemplated thereby.

          (ii) The Common Fund represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies are hereby revoked.

          (iii) The Common Fund understands and acknowledges that its execution, delivery and performance of this Agreement is a condition to the closing of the transactions contemplated by the SPA. The Common Fund hereby affirms that the irrevocable proxy granted hereunder is coupled with an interest is binding and may under no circumstances be revoked. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 41 of the Massachusetts Business Corporation Law.

     (d) Waiver of Appraisal Rights. The Common Fund hereby waives any rights of appraisal or rights to dissent that it may have as a result of the amendment of the terms of the Series B Preferred Stock contemplated by the SPA.

     11. Miscellaneous.

     (a) Amendments. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the other party hereto.

     (b) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party's part of any breach, default or noncompliance under this Agreement, or any waiver on such party's part of any provisions or conditions of the Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     (c) Notices.

          (i) All notices and other communications required or permitted under this Agreement shall be given in writing and shall be delivered to the relevant party or sent by registered air mail or facsimile to the address of that party or that party's facsimile number specified in subsection 11(c)(ii). Unless otherwise specified herein, each notice or other communication shall be deemed effective or having been given (i) on the date received, if personally delivered, (ii) the earlier of actual receipt or eight (8) business days after being sent, if sent by registered air mail, or (iii) one (1) business day after being sent, if sent by telecopier with confirmation of transmission.

          (ii) All notices and other communications shall be addressed as follows:

         if to The Common Fund:
                                    c/o  BLUM Capital Partners, L.P.
                                    909 Montgomery Street, Suite 400
                                    San Francisco, California 94133
                                    Attn:  Murray Indick
                                    Facsimile:(415) 434-3130

         if to the Company:         Perini Corporation
                                    73 Mt. Wayte Avenue
                                    Framingham, Massachusetts 01701
                                    Attn:  Robert Band, President
                                    Telecopy No.:  (508) 628-2960

                  With a copy to:

                                    Goodwin, Procter & Hoar LLP
                                    Exchange Place
                                    Boston, Massachusetts 01209
                                    Attention:  Richard A. Soden, Esq.
                                    Telecopy No.:  (617) 523-1231

or such other address or telecopy number of a party, as that party shall have notified in writing to all other parties in accordance with subsection 11(b)(i).

     (d) Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     (e) Parties in Interest. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each such person. This Agreement shall be not assignable or delegable by either party except with the prior written consent of the other party hereto; provided, however, that the Company may assign its rights and delegate its obligations under this Agreement to any successor in interest of the Company, whether by merger, reorganization, sale of assets or otherwise so long as such successor expressly assumes the obligations hereof.

     (f) Expenses. The Company agrees, whether or not the transactions contemplated hereby are consummated, to pay, and hold The Common Fund harmless from liability for the payment of reasonable fees, costs and expenses incurred by The Common Fund in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby, including without limitation, its counsel.

     (g) Headings. The headings of the Sections and subsections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     (h) Choice of Law.

          (i) It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, except to the extent that the provisions of the Massachusetts General Laws applicable to Massachusetts corporations or other Massachusetts law shall mandatorily govern.

          (ii) EACH PARTY HERETO HEREBY  CONSENTS TO THE

          EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH IN SECTION 11(C) ABOVE, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

               (iii) EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

          THIS SUBSECTION 11(h)(iii) HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     (j) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     (k) Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

     (l) Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable legal requirements or otherwise, to consummate and make effective the transactions contemplated by this Agreement. Nothing in this Agreement shall obligate the Company to consummate the SPA. If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, either party, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

     (k) Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately in the event that the SPA is terminated in accordance with its terms.

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by its duly authorized representative as of the date and year first set forth above.


  COMPANY:

                   PERINI CORPORATION


                   By: /s/Robert Band
                   Name:  Robert Band
                   Title: President


  THE COMMON FUND:

                   THE COMMON FUND FOR NON-PROFIT ORGANIZATIONS

                   By:  Blum Capital Partners, L.P., its attorney-in-fact

                   By:  Richard C. Blum & Associates, Inc., its General Partner


                   By:  /s/Marc Scholvinck
                   Name: Marc Scholvinck
                   Title: Managing Director & CFO

                                                                    Exhibit 10.4

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                   dated as of


                                 March 29, 2000


                                      among


                               PERINI CORPORATION,


                             The BANKS Listed Herein


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                    as Agent


                               ___________________


                        FLEET NATIONAL BANK, as Co-Agent





                                             TABLE OF CONTENTS
                                             -----------------


                                                                                                      Page
                                                                                                      ----

                                                         ARTICLE 1
                                                        Definitions


Section 1.01.  Definitions...............................................................................1
Section 1.02.  Accounting Terms and Determinations......................................................22
Section 1.03.  Types of Borrowing.......................................................................22

                                                         ARTICLE 2
                                                        The Credits


Section 2.01.  The Loans................................................................................22
Section 2.02.  Method of Borrowing; Method of Electing Interest Rates...................................23
Section 2.03.  Notes....................................................................................25
Section 2.04.  Maturity of Revolving Loans..............................................................26
Section 2.05.  Interest Rates...........................................................................26
Section 2.06.  Commitment Fees..........................................................................27
Section 2.07.  Restructuring Fee........................................................................28
Section 2.08.  Agency Fee...............................................................................28
Section 2.09.  Termination or Reduction of Revolving Commitments........................................28
Section 2.10.  Repayment of Term Loans..................................................................29
Section 2.11.  Optional Prepayments.....................................................................31
Section 2.12.  General Provisions as to Payments........................................................31
Section 2.13.  Funding Losses...........................................................................32
Section 2.14.  Computation of Interest and Fees.........................................................32
Section 2.15.  Maximum Interest Rate....................................................................32
Section 2.16.  Letters of Credit........................................................................33
Section 2.17.  Taxes....................................................................................37

                                            ARTICLE 3
                                  Conditions; Post-Closing Requirements


Section 3.01.  Effectiveness............................................................................39
Section 3.02.  Credit Events............................................................................43
Section 3.03.  Post-Closing Requirement.................................................................43




                                                ARTICLE 4
                                     Representations and Warranties

                                                                                                        Page
                                                                                                        ----

Section 4.01.  Corporate Existence and Power............................................................44
Section 4.02.  Corporate and Governmental Authorization; No Contravention...............................44
Section 4.03.  Binding Effect; Liens of Collateral Documents............................................44
Section 4.04.  Financial Information....................................................................45
Section 4.05.  Litigation...............................................................................45
Section 4.06.  Compliance with ERISA....................................................................45
Section 4.07.  Environmental Matters....................................................................45
Section 4.08.  Taxes....................................................................................47
Section 4.09.  Subsidiaries.............................................................................47
Section 4.10.  Not An Investment Company................................................................47
Section 4.11.  No Burdensome Restrictions; No Derivatives Obligations; Certain Existing Agreements......47
Section 4.12.  Full Disclosure..........................................................................48
Section 4.13.  Ownership of Property; Liens.............................................................48
Section 4.14.  Representations and Warranties Incorporated from Other Financing Documents...............48
Section 4.15.  Bank Accounts and Cash Management System.................................................48
Section 4.16.  Representations in Perfection Certificates...............................................49

                                                          ARTICLE 5
                                                          Covenants


Section 5.01.  Information..............................................................................49
Section 5.02.  Payment of Obligations; No Derivatives Obligations.......................................53
Section 5.03.  Maintenance of Property; Insurance.......................................................54
Section 5.04.  Conduct of Business and Maintenance of Existence.........................................54
Section 5.05.  Compliance with Laws.....................................................................54
Section 5.06.  Inspection of Property, Books and Records................................................54
Section 5.07.  Minimum Working Capital Ratio............................................................55
Section 5.08.  Maximum Total Debt Ratio.................................................................55
Section 5.09.  Debt.....................................................................................55
Section 5.10.  Minimum Consolidated Tangible Net Worth..................................................57
Section 5.11.  Minimum Net Operating Profit.............................................................57
Section 5.12.  Consolidations, Mergers and Sales of Assets..............................................58
Section 5.13.  Negative Pledge..........................................................................59
Section 5.14.  Use of Proceeds..........................................................................60
Section 5.15.  Restricted Payments......................................................................60
Section 5.16.  Real Estate Investments..................................................................61
Section 5.17.  Purchase of Assets; Investments..........................................................61

                                      ii


                                                                                                        Page
                                                                                                        ----

Section 5.18.  Capital Expenditures.....................................................................62
Section 5.19.  Transactions with Affiliates.............................................................62
Section 5.20.  Amendments or Waivers....................................................................62
Section 5.21.  Debt Payments............................................................................62
Section 5.22.  Cash Management System...................................................................63
Section 5.23.  Limitation on Restrictions Affecting Subsidiaries........................................63
Section 5.24.  Further Assurances.......................................................................63

                                                           ARTICLE 6
                                                           Defaults


Section 6.01.  Event of Defaults........................................................................64
Section 6.02.  Cash Cover...............................................................................67
Section 6.03.  Notice of Default........................................................................67

                                                          ARTICLE 7
                                                          The Agent


Section 7.01.  Appointment and Authorization............................................................67
Section 7.02.  Agent and Affiliates.....................................................................67
Section 7.03.  Action by Agent..........................................................................67
Section 7.04.  Consultation with Experts................................................................67
Section 7.05.  Liability of Agent.......................................................................68
Section 7.06.  Indemnification..........................................................................68
Section 7.07.  Credit Decision..........................................................................69
Section 7.08.  Successor Agent..........................................................................69
Section 7.09.  Collateral Documents.....................................................................69

                                                   ARTICLE 8
                                            Change in Circumstances


Section 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.................................70
Section 8.02.  Illegality...............................................................................70
Section 8.03.  Increased Cost and Reduced Return........................................................71
Section 8.04.  Base Rate Loans Substituted for Affected Euro-Dollar Loans...............................72

                                                        ARTICLE 9
                                                      Miscellaneous


Section 9.01.  Notices..................................................................................73
Section 9.02.  No Waivers...............................................................................73

                                       iii

                                                                                                        Page
                                                                                                        ----

Section 9.03.  Expenses; Documentary Taxes; Indemnification.............................................73
Section 9.04.  Sharing of Setoffs.......................................................................74
Section 9.05.  Amendments and Waivers...................................................................75
Section 9.06.  Successors and Assigns...................................................................76
Section 9.07.  Certain Collateral.......................................................................77
Section 9.08.  Governing Law; Submission to Jurisdiction................................................77
Section 9.09.  Counterparts; Integration................................................................77
Section 9.10.  WAIVER OF JURY TRIAL.....................................................................77
Section 9.11.  Other Reimbursement Obligations..........................................................78
Section 9.12.  Consents in Connection with Creation of New Headquarters
     Subsidiary and the Headquarters Refinancing........................................................78
Section 9.13.  Release of Certain Mortgages.............................................................78
Section 9.14.  Consent to Subordination of Liens on Equipment...........................................79



                                                 SCHEDULES

Schedule 1.01       -        Other LC Banks and Other Letters of Credit

Schedule 4.03(b)    -        Real and Personal Property Interests Owned by the
                             Borrower and Its Subsidiaries

Schedule 4.09       -        Subsidiaries of the Borrower

Schedule 4.11       -        Certain Existing Agreements

Schedule 4.15       -        Bank Accounts

Schedule 5.09       -        Existing Debt

Schedule 5.13       -        Existing Liens

Schedule 5.21       -        Permitted Debt Payments



                                          EXHIBITS


Exhibit A           -        Form of Second Amended and Restated Note

Exhibit B           -        Form of Opinion of Special Counsel for the Borrower

Exhibit C           -        Form of Opinion of Special New York Counsel for the
                             Agent

Exhibit D           -        Sample Mortgage

Exhibit E           -        Form of Assignment and Assumption Agreement

Exhibit F           -        Form of Release of Claims

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 29, 2000 among PERINI CORPORATION (with its successors, the "Borrower"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (with its successors in such capacity, the "Agent"), amending and restating the Amended and Restated Credit Agreement dated as of January 17, 1997 (as amended to the date hereof, the "Existing Credit Agreement") among the Borrower, the banks listed on the signature pages thereof and the Agent.

     WHEREAS, the parties to this Agreement are parties to the Existing Credit Agreement;

     WHEREAS, the Borrower has requested amendments to certain provisions of the Existing Credit Agreement as incorporated in this Agreement, and the Banks and the Agent have agreed to such amendments, subject to the satisfaction of the terms and conditions set forth herein, which amendments shall become effective only at such time as this Agreement becomes effective in accordance with Section 3.01;

     WHEREAS, the parties have agreed that, upon the effectiveness of this Agreement, any outstanding "Letters of Credit" issued pursuant to the Existing Credit Agreement, together with all other "Letters of Credit" issued pursuant to this Agreement, shall constitute "Letters of Credit" hereunder and shall be governed by the terms and conditions of this Agreement; and

     WHEREAS, in order to set forth in one document, for the convenience of the parties, the text of the Existing Credit Agreement as amended by the amendments to be made upon the effectiveness hereof, the Existing Credit Agreement will, upon satisfaction of the conditions set forth in Section 3.01 hereof, be amended and restated to read in full as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:



                                    ARTICLE 1

                                   Definitions

     Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

     "Administrative Questionnaire" means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

     "Adjusted Euro-Dollar Rate" means, with respect to any Interest Period, a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable Euro-Dollar Rate by
(ii) 1.00 minus the Euro-Dollar Reserve Percentage.

     "Affiliate" means, with respect to any Person, (i) any other Person that directly, or indirectly through one or more intermediaries, controls such Person (a "Controlling Person") or (ii) any other Person which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" of any Person means the possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks under the Financing Documents, and its successors in such capacity.

     "Agreement" means the Existing Credit Agreement, as amended and restated by this Second Amended and Restated Credit Agreement, as it may be amended from time to time.

     "Applicable  Base Rate Margin"  means (i) at any time when  neither  clause
(ii) nor clause (iii) of this definition is applicable, 1.75%, (ii) at any time when the sum of (A) the aggregate outstanding amount of Letter of Credit Liabilities, (B) the outstanding principal amount of the Revolving Loans and (C) the outstanding principal amount of the Term Loans is equal to or greater than $35,000,000 but less than or equal to $41,000,000, 1.50% or (iii) at any time when the sum of (A) the aggregate outstanding amount of Letter of Credit Liabilities, (B) the outstanding principal amount of the Revolving Loans and (C) the outstanding principal amount of the Term Loans is less than $35,000,000, 1.00%.

     "Applicable  Euro-Dollar  Margin" means (i) at any time when neither clause
(ii) nor clause (iii) of this definition is applicable, 3.00%, (ii) at any time when the sum of (A) the aggregate outstanding amount of Letter of Credit Liabilities, (B) the outstanding principal amount of the Revolving Loans and (C) the outstanding principal amount of the Term Loans is equal to or greater than $35,000,000 but less than or equal to $41,000,000, 2.75% or (iii) at any time when the sum of (A) the aggregate outstanding amount of Letter of Credit Liabilities, (B) the outstanding principal amount of the Revolving Loans and (C) the outstanding principal amount of the Term Loans is less than $35,000,000, 2.25%.

     "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

     "Asset Sale Letter" means a letter from the Borrower to the Banks and the Agent listing certain potential asset sales and a minimum cash price for each such asset sale, which letter shall have been delivered to the Banks and the Agent not less than five Domestic Business Days prior to the Effective Date and shall be in form and substance satisfactory to each Bank.

     "Assignee" has the meaning set forth in Section 9.06(c).

     "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement entered into by a Lender and an Assignee with the consent of the Agent, substantially in the form of Exhibit E.

     "Available  LC Amount"  means at any time an amount  equal to the lesser of
(x) $12,000,000 and (y) the excess, if any, of (i) the aggregate amount of the Revolving Commitments over (ii) the aggregate outstanding principal amount of the Revolving Loans.

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

     "Bankruptcy Proceeding" means, with respect to any Person, a case or other proceeding seeking liquidation, reorganization or other relief with respect to such Person or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such Person or any substantial part of its property.

     "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Base Rate Loan" means a Loan which bears interest based on the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or pursuant to Section 2.02(g) or the provisions of Article 8.

     "BCP" means Blum Capital Partners, L.P., a California limited partnership.

     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "Bonding Company" means Fidelity and Deposit Company of Maryland, American International Companies and Liberty Bond Services.

     "Borrower" means Perini Corporation, a Massachusetts corporation, and its successors.

     "Borrower Pledge Agreement" means the Amended and Restated Borrower Pledge Agreement dated as of December 6, 1994 between the Borrower and the Agent, as amended and restated as of February 26, 1996, as amended and restated as of January 17, 1997, as further amended prior to the Effective Date and as the same may thereafter be amended, modified, supplemented and restated from time to time as permitted herein and in accordance with the terms thereof.

     "Borrower Security Agreement" means the Borrower Security Agreement dated as of February 26, 1996 between the Borrower and the Agent, as amended and restated as of January 17, 1997, as further amended prior to the Effective Date and as the same may thereafter be amended, modified, supplemented and restated from time to time as permitted herein and in accordance with the terms thereof.

     "Borrower's 1999 Form 10-K" means the Borrower's annual report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     "Borrowing" means a "Borrowing" as defined in and made and outstanding under the Existing Credit Agreement or a borrowing under this Agreement, in either case consisting of Loans made to the Borrower on the same date and of the same type (subject to Article 8) and, in the case of Euro-Dollar Loans, for the same Interest Period.

     "Business Plan" means, at any time, the most recently delivered of (i) the business plan delivered pursuant to Section 3.01(o) and (ii) the annual projected consolidated balance sheets and income statements, operating and capital expenditure budgets and cash flow forecasts for the Borrower and its Consolidated Subsidiaries delivered pursuant to Section 5.01(i).

     "Cash Management Letter" means a letter from the Borrower to the Banks and the Agent, stating that there have been no changes, other than insignificant ones, in the cash management system of the Borrower and its Subsidiaries since the description delivered in connection with the Preceding Effective Date.

     "Casualty" has the meaning provided for such term in any Mortgage.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and any rules or regulations promulgated thereunder.

     "Class" refers to a determination whether a Loan is a Revolving Loan or a Term Loan (or whether a Borrowing is or is to be comprised of Revolving Loans or Term Loans).

     "Collateral"   means  all  property,   real  and  personal,   tangible  and
intangible, with respect to which Liens are created or are purported to be created pursuant to the Collateral Documents.

     "Collateral Documents" means the Borrower Pledge Agreement, the Borrower Security Agreement, the Subsidiary Pledge Agreement, the Subsidiary Security
Agreement, the Mortgages and all other supplemental or additional security agreements, pledge agreements, mortgages, deeds of trust or similar instruments delivered pursuant hereto or thereto.

     "Common Stock" means the common stock of the Borrower.

         "Condemnation" has the meaning provided for such term in any Mortgage.

     "Consolidated Capital Expenditures" means, for any period, the aggregate amount of expenditures by the Borrower and its Consolidated Subsidiaries for plant, property and equipment during such period (including any such expenditure by way of acquisition of a Person or by way of assumption of indebtedness or other obligations of a Person, to the extent reflected as plant, property and equipment), but excluding any such expenditures made for the replacement or restoration of assets to the extent financed by condemnation awards or proceeds of insurance received with respect to the loss or taking of or damage to the asset or assets being replaced or restored. The term "Consolidated Capital Expenditures" shall not include any Real Estate Investments.

     "Consolidated Subsidiary" of any Person means at any date any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

     "Consolidated Tangible Net Worth" means, at any date, the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries, less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1999 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary and (ii) all unamortized debt discount and expense, capitalized real estate taxes (to the extent not permitted to be capitalized in accordance with generally accepted accounting principles as in effect on the date hereof), goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental (other than real estate developmental) expenses and other intangible items.

     "Construction   Business"  means  the  general  contracting,   construction
management, engineering and design-build services business of the Borrower and its Consolidated Subsidiaries.

     "Credit Event" means the making of a Loan or the issuance of a Letter of Credit or the extension of an Evergreen Letter of Credit.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all non-contingent obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all obligations of such Person to reimburse issuers of letters of credit for drawings under such letters of credit, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt of others Guaranteed by such Person; provided that advances to the Borrower or a Subsidiary by a joint venture out of the Borrower's or such Subsidiary's share of the undistributed earnings of such joint venture shall not constitute Debt.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

     "Disposition" means any sale, conveyance, lease, granting of any Lien, exchange, assignment, Casualty, Condemnation or other transfer and to "Dispose" means to sell, convey, lease, exchange, assign, suffer a Casualty or Condemnation or to otherwise transfer, in each case (i) whether voluntary or involuntary, (ii) whether direct or indirect and (iii) including any agreement providing for a Disposition or granting any right or option providing for a Disposition.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or Massachusetts are authorized or required by law to close.

     "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

     "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

     "Effective   Date   Commitment   Amount"  means,   (a)  in  the  aggregate,
$21,000,000; and

          (b) for each Bank, $21,000,000 multiplied by the percentage set forth below for such Bank:

         Morgan Guaranty Trust Company of New York            20.64%
         Fleet National Bank                                  44.80%
         Bank of America, National Association                14.56%
         Comerica Bank                                         8.00%
         Harris Trust & Savings Bank                           8.00%
         Citizens Bank of Massachusetts                        4.00%

     "Effective Time" means the time on the Effective Date when this Agreement becomes effective in accordance with Section 3.01.

     "Environmental Laws" means any and all federal state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

     "Environmental Liabilities" means any and all liabilities of or relating to the Borrower or any of its Subsidiaries (including any liabilities derived from an entity which is, in whole or in part, a predecessor of the Borrower or any of its Subsidiaries), whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by Environmental Laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

     "Euro-Dollar Loan" means a Loan which bears interest based on the Adjusted Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election.

     "Euro-Dollar Rate" means, with respect to any Interest Period, the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Euro-Dollar Reference Banks" means the principal London offices of Bank of America, N.A. and Morgan Guaranty Trust Company of New York.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted Euro-Dollar Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

     "Event of Default" has the meaning set forth in Section 6.01.

     "Evergreen Letter of Credit" has the meaning set forth in Section 2.16(b).

     "Exempt Group" means (i) any employee benefit plan of the Borrower or any Subsidiary, (ii) any entity or Person holding shares of common stock of Borrower organized, appointed or established by the Borrower or any Subsidiary for or pursuant to the terms of any such plan, (iii) The Perini Memorial Foundation, Inc., The Joseph Perini Memorial Foundation, or any of the various trusts established under the wills of Lewis R. Perini, Senior, Joseph R. Perini, Senior or Charles B. Perini, Senior, (iv) the Investor Group, (v) O&G Industries, Inc. or (vi) National Union Fire Insurance Company.

     "Existing Notes" has the meaning set forth in Section 2.03(a).

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

     "Financing Documents" means this Agreement, the Notes, the Subsidiary Guarantee Agreement, the Collateral Documents, the Warrants, the Warrantholders Rights Agreement, the Securityholders Agreement and all other supplemental or additional agreements and instruments delivered pursuant hereto or thereto.

     "GAAP" means generally accepted accounting principles as in effect from time to time.

     "Group of Loans" means, at any time, a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.04, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit or bid and performance bonds and guarantees in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Harris Bank" means Harris Trust and Savings Bank.

     "Harris Bank LC" means the letter of credit listed on Schedule 1.01 issued by Harris Bank to State Street Bank and Trust Company, as Trustee, as the same may be amended from time to time.

     "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

     "Headquarters Building" means the office building located at 73 Mount Wayte Avenue in Framingham, Middlesex County, Massachusetts.

     "Headquarters Refinancing" means a financing secured by the Headquarters Building on terms either (i) substantially the same as the terms described in the August 13, 1999 Application/Commitment issued to Amresco Capital, L.P. by the Borrower and a borrower to be determined or (ii) approved by the Required Banks, such approval not to be unreasonably withheld.

     "Indemnitee" has the meaning set forth in Section 9.03(b).

     "Interest Period" means with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing specified in the applicable
Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election (which for this purpose, as contemplated by Section 2.01, includes a Notice of Borrowing or Notice of Interest Rate Election delivered under the Existing Credit Agreement) and ending one, two or three months thereafter, as the Borrower may elect in such Notice of Borrowing or Notice of Interest Rate Election, as the case may be; provided that:

          (a) any Interest Period that would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

               (c) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise.

     "Investor" means PB Capital Partners, L.P., a Delaware limited partnership.

     "Investor Group" means the Investor,  The Common Fund,  Separate Account P,
BCP,  Richard  C.  Blum,  Tutor,   Tutor-Saliba   Corp.,  and  their  respective
Affiliates.

     "Lake Ridge Sale" means the sale by Perini/138 Joint Venture, a Georgia real estate owning general partnership of which Perini Land and Development is a general partner, of the land located in Clayton County, Georgia and described in the Asset Sale Letter as "Perini/138 Partnership - Villages @ Lake Ridge; Single Family (undeveloped)".

     "LC Bank" means Fleet National Bank, formerly known as BankBoston, N.A., and its successors, or such other Bank as the Borrower may designate from time to time (with the consent of such other Bank).

     "LC Exposure" means, at any time and for any Bank, an amount equal to such Bank's Revolving Commitment Percentage at such time multiplied by the aggregate amount of Letter of Credit Liabilities in respect of all Letters of Credit at such time.

     "Letter of Credit" has the meaning set forth in Section 2.16(a).

     "Letter of Credit Liabilities" means, at any time and in respect of any Letter of Credit, the sum, without duplication, of (i) the amount available for drawing under such Letter of Credit plus (ii) the aggregate unpaid amount of all Reimbursement Obligations in respect of previous drawings made under such Letter of Credit.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a "Loan" as defined in and outstanding under the Existing Credit Agreement or a loan made by a Bank pursuant to Section 2.02 hereof; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Loan Commitment" means for any Bank at any time an amount equal to the excess, if any, of such Bank's Revolving Commitment at such time over such Bank's LC Exposure at such time.

     "Lot 13 Sale" means the sale by Paramount Development Associates of Lot 13 of the real property located in Bristol County, Massachusetts and described in
Schedule 4.03(b) hereto as the "Raynham Woods Commerce Center".

     "Management Agreement" means the management agreement dated as of January 17, 1997 among the Borrower, Tutor-Saliba Corp. and Tutor, as amended by Amendment No. 1 to Management Agreement dated as of December 23, 1998 and as further amended to the date hereof and from time to time hereafter in accordance with the terms hereof.

     "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

     "Material Subsidiary" means at any time a Subsidiary which as of such time meets the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

     "Mortgage Bank" means Harris Bank, as successor to Barclays Bank PLC, Boston Branch, in its capacity as mortgagee of the Headquarters Building.

     "Mortgaged Facilities" means the properties encumbered by the Mortgages and described as Items 1, 2, 3, 4, 5 and 6 in Part I of Schedule 4.03(b) hereto.

     "Mortgages"  means the mortgages or deeds of trust described in Part III of
Schedule 4.03(b), as the same may be amended, modified, supplemented and restated from time to time as permitted herein and in accordance with the terms hereof and thereof, and "Mortgage" means any of the foregoing.

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "Net Income from Continuing Operations" means, for any period, the consolidated net income of the Borrower and its Consolidated Subsidiaries for such period, but eliminating any extraordinary items of income or expense.

     "Net Operating Profit" means, for any period, Operating Cash Flow for such period determined without regard to clause (iii) of the definition of Operating Cash Flow.

     "Net Proceeds" means

     (a) with respect to any Disposition by the Borrower or any Subsidiary of any asset, property or business, an amount equal to the proceeds received by the Borrower or any Subsidiary in respect thereof (including Insurance Proceeds (as defined in any Mortgage) received in respect of any Casualty, but only to the extent exceeding the aggregate amount to restore or replace the applicable Mortgaged Facility (or portion thereof subject to such Casualty), and including all Awards (as defined in any Mortgage) received in respect of any Condemnation), less (without duplication) reasonable out-of-pocket fees, commissions and other transaction expenses paid or payable by the Borrower or such Subsidiary to unaffiliated third parties in connection with such Disposition, all senior mortgage debt owed to unaffiliated third parties and required to be repaid at the time of such Disposition and any property taxes paid or payable (as estimated by a financial officer of the Borrower in good faith) in respect thereof; provided that with respect to any Disposition by a Subsidiary that is not 100%-owned (directly or indirectly) by the Borrower (a "Joint Venture"), the term "Net Proceeds" shall be the product of the amount determined as set forth above in this definition, multiplied by the greater of (i) the aggregate percentage ownership interest that the Borrower, directly or indirectly, holds in such Joint Venture and (ii) the aggregate percentage of such Net Proceeds that the Borrower and its 100%-owned (directly or indirectly) Subsidiaries would be entitled to receive if such Joint Venture were to immediately distribute all of such Net Proceeds to the partners, joint venturers or other holders of interests in such Joint Venture, determined in accordance with the applicable partnership agreement, joint venture agreement or other governing document; and

     (b) with respect to the Headquarters Refinancing, the aggregate amount of cash proceeds received by the Borrower or any Subsidiary from the Headquarters Refinancing, minus the sum of (i) the out-of-pocket transaction costs incurred by the Borrower or the New Headquarters Subsidiary in connection with the Headquarters Refinancing, including all fees, commissions and reserve or escrow fundings and (ii) the amount paid by the Borrower to the Mortgage Bank on the Effective Date pursuant to Section 3.01(h).

     "Net Working Investment" means, at any date, an amount calculated as follows:

          (i) the aggregate amount of accounts and notes receivable, unbilled work and investments in construction joint ventures which are shown as current assets,

                  minus

          (ii)  the  aggregate  amount  of  accounts   payable,   advances  from
     construction   joint  ventures,   deferred  contract  revenue  and  accrued
     expenses,

in each case as shown on the consolidated balance sheet for the Borrower and its Consolidated Subsidiaries determined as of such date.

          "New Headquarters Subsidiary" means a direct 100%-owned Subsidiary of the Borrower to be formed for the purpose of acquiring the Headquarters Building from the Borrower and leasing the office space in such office building to the Borrower and others.

          "New Investors" means Tutor-Saliba Corporation and the other investors named in the Stock Purchase Agreement.

     "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" has the meaning set forth in Section 2.02.

     "Notice of Interest Rate Election" has the meaning set forth in Section 2.02(e).

     "Obligor" means each of the Borrower and the Subsidiary Guarantors, and "Obligors" means all of the foregoing.

     "Operating Cash Flow" means, for any period, an amount calculated as follows:

               (i) the consolidated revenues of the Borrower and its Consolidated Subsidiaries less the consolidated cost of operations of the Borrower and its Consolidated Subsidiaries, in each case to the extent attributable to the Construction Business for such period;

                  minus

               (ii)  the   aggregate   consolidated   amount  of  all   general,
          administrative   and  selling   expenses  of  the   Borrower  and  its
          Consolidated Subsidiaries for such period;

                   minus (or plus)

               (iii) any increase (or decrease) in Net Working Investment from the last day of such period relative to Net Working Investment on the first day of such period.

     "Original Credit Agreement" means the $125,000,000 Credit Agreement dated as of December 6, 1994 among the Borrower, the banks listed therein and Morgan Guaranty Trust Company of New York, as agent for such banks, as amended to January 17, 1997.

     "Other Asset" means any asset, property or business of the Borrower or any Subsidiary, other than any Real Estate Investment or any other real property, if the aggregate amount of Net Proceeds in respect of any Disposition thereof shall exceed $25,000.

     "Other LC Bank" means each Bank listed on Schedule 1.01 attached hereto and its successors and assigns.

     "Other Letters of Credit" means the letters of credit described on Schedule
1.01 attached hereto.

     "Other Mortgage Obligations" means the obligations of the Borrower to the Mortgage Bank under the documents, agreements and instruments described in the definition of Mortgage Bank, and all other supplemental or additional documents, agreements and instruments delivered in connection therewith prior to February 26, 1996.

     "Other Reimbursement Obligations" means, at any date, the obligations of the Borrower, whether or not contingent at such time and whether direct or as a guarantee, to reimburse any Other LC Banks for the amount paid or payable by such Other LC Bank in respect of a drawing under an Other Letter of Credit.

     "Paramount Development Associates" means Paramount Development Associates, Inc., a Massachusetts corporation.

     "Parent" means, with respect to any Bank, any Person controlling such Bank.

     "Participant" has the meaning set forth in Section 9.06(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "PELP Sale" means the sale by Perini Eagle Limited Partnership, a Subsidiary of each of the Borrower and Perini Land and Development, of the unimproved land at the Grove at Black Canyon in Phoenix, Arizona described in the Asset Sale Letter as "Perini Eagle Limited Partnership - Grove@Black Canyon; Commercial Land".

     "Performance Letter of Credit" means a Letter of Credit which constitutes a performance standby letter of credit within the meaning of Appendix A to Regulation H of the Board of Governors of the Federal Reserve system or other applicable capital adequacy guidelines promulgated by bank regulatory authorities.

     "Perini Building Company" means Perini Building Company, Inc., an Arizona corporation.

     "Perini Environmental Services" means Perini Environmental Services, Inc., a Delaware Corporation.

     "Perini Land and Development" means Perini Land and Development Company, Inc., a Massachusetts corporation.

     "Perini Management Services" means Perini Management Services, Inc., a Massachusetts corporation.

     "Perini Resorts" means Perini Resorts, Inc., a California corporation.

     "Permitted Accounts" means, collectively, (i) the deposit, checking, operating and other bank accounts listed on Schedule 4.15, (ii) payroll and petty cash accounts opened in the ordinary course of business with imprest balances not to exceed $7,500 for each such account, (iii) all other deposit, checking, operating and other bank accounts established after the Effective Date with the prior written consent of the Required Banks, (iv) the Cash Collateral Account established pursuant to the Borrower Security Agreement and (v) the Cash Collateral Account established pursuant to the Subsidiary Security Agreement.

     "Permitted Encumbrances" means, with respect to any property owned or leased by the Borrower or any of its Subsidiaries:

          (a) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or such Subsidiary, as the case may be, in accordance with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising by operation of law in the ordinary course of business so long as (A) the underlying obligations are not overdue for a period of more than 60 days or (B) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower or such Subsidiary, as the case may be, in accordance with GAAP;

          (c) other Liens or, with respect to real property, title defects (including matters which an accurate survey might disclose) which (x) do not secure Debt; and (y) do not materially detract from the value of such property or materially impair the use thereof by the Borrower or such Subsidiary in the operation of its business.

     "Permitted Liens" means the Liens permitted to exist under Section 5.13.

     "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Preceding Effective Date" means the Effective Date under the Existing Credit Agreement.

     "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

     "Raynham Woods Sale" means the sale by Paramount Development Associates of the real property (other than Lot 13) located in Bristol County, Massachusetts and described in Schedule 4.03(b) hereto as the "Raynham Wood Commerce Center".

     "Real Estate Investment" means (i) the acquisition, construction or improvement of any real property, other than real property used by the Borrower or a Consolidated Subsidiary in the conduct of its Construction Business or (ii) any Investment in any Person (including Perini Land and Development or another Consolidated Subsidiary, but without duplication of any Real Estate Investment made by such Person with the proceeds of such Investment) engaged in real estate investment or development or whose principal assets consist of real property.

     "Real Estate Plan" means a plan from the Borrower describing the reasonable costs it plans to incur in connection with real property owned by the Borrower or any Consolidated Subsidiary as of the date hereof, which plan shall have been delivered to the Banks and the Agent not less than five Domestic Business Days prior to the Effective Date and shall be in form and substance satisfactory to each Bank.

     "R. E. Dailey & Co." means R. E. Dailey & Co., a Michigan corporation.

     "Regulated Activity" means any generation, treatment, storage, recycling, transportation or Release of any Hazardous Substance.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Reimbursement Obligations" means at any date the obligations of the Borrower then outstanding under Section 2.16 to reimburse any Bank for the amount paid by such Bank in respect of a drawing under a Letter of Credit.

     "Release" means any discharge,  emission or release, including a Release as
defined  in  CERCLA  at  42  U.S.C.  9601(22).   The  term  "Released"  has  a
corresponding meaning.

     "Release of Claims" means the Release of Claims dated as of the date hereof among the Borrower, the Subsidiary Guarantors, the Banks and the Agent, substantially in the form of Exhibit F.

     "Required Banks" means at any time Banks having at least 60% of the aggregate amount of the Revolving Commitments or, if the Revolving Commitments shall have been terminated, holding Notes evidencing at least 60% of the aggregate unpaid principal amount of the Loans.

     "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock.

     "Revolving  Commitment"  means,  with  respect  to  each  Bank,  (i) at the
Effective Time, such Bank's Effective Date Commitment Amount and (ii) thereafter, such amount as reduced from time to time pursuant to Section 2.09 and Section 2.10.

     "Revolving Commitment Percentage" means, with respect to each Bank at any time, the percentage that such Bank's Revolving Commitment constitutes of the aggregate amount of the Revolving Commitments at such time.

     "Revolving Loan" means (i) a Loan outstanding under the Existing Credit Agreement immediately prior to the Effective Time but which Loan does not become a Term Loan pursuant to Section 2.01(a) of this Agreement or (ii) a Loan made pursuant to Section 2.01(b) of this Agreement.

     "Route 44 Sale" means the sale by Paramount Development Associates of the real property located in Bristol County, Massachusetts and described in Schedule 4.03(b) hereto as "Route 44 North - Raynham".

     "Securityholders Agreement" means the Securityholders Agreement dated as of January 17, 1997 among the Borrower, the Series B Shareholders named therein, and the Banks.

     "Separate Account P" means The Union Labor Life Insurance Company Separate Account P.

     "Series B Preferred Stock" means the Series B Cumulative Convertible Preferred Stock of the Borrower.

     "Specified Real Estate Sales" means the Lake Ridge Sale, the Lot 13 Sale, the PELP Sale, the Raynham Woods Sale, the Route 44 Sale and the Wareham Sale.

     "Stock Purchase" means the purchases of shares of Common Stock and all of the other transactions contemplated by the Stock Purchase Agreement, including the exhibits and schedules thereto, to be consummated on or before the Effective Date.

     "Stock Purchase Agreement" means the agreement dated as of February 5, 2000 among the Borrower and the New Investors, pursuant to which the Borrower has agreed to issue and sell to the New Investors, and the New Investors have agreed to purchase from the Borrower, under the terms and conditions set forth therein, shares of newly issued Common Stock for $40,000,000.

     "Subsidiary" of any Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement dated as of December 6, 1994 between the Borrower, the Subsidiary Guarantors party thereto and the Agent, as amended and restated as of January 17, 1997, as further amended prior to the Effective Date and as the same may thereafter be amended, modified, supplemented and restated from time to time as permitted herein and in accordance with the terms thereof.

     "Subsidiary Guarantor" means each of Perini Building Company, Perini Management Services, Perini Land and Development, R. E. Dailey & Co., Paramount Development Associates, Perini Environmental Services, Perini Resorts and each other Subsidiary of the Borrower which becomes a party to the Subsidiary Guarantee Agreement, and their respective successors.

     "Subsidiary Pledge Agreement" means the Subsidiary Pledge Agreement dated as of February 26, 1996 among the Subsidiary Guarantors party thereto and the Agent, as amended and restated as of January 17, 1997, as further amended prior to the Effective Date and as the same may thereafter be amended, modified, supplemented and restated from time to time as permitted herein and in accordance with the terms thereof.

     "Subsidiary Security Agreement" means the Subsidiary Security Agreement dated as of December 6, 1994 among the Subsidiary Guarantors party thereto and the Agent, as amended and restated as of February 26, 1996, as further amended and restated as of

January 17, 1997, as further amended prior to the Effective Date and as the same may thereafter be amended, modified, supplemented and restated from time to time as permitted herein and in accordance with the terms thereof.

     "Temporary Cash Investments" means investments, satisfactory to the Required Banks and the Agent, including for purposes of perfecting the security interest of the Agent therein, of cash balances in a Permitted Account in United States Government securities or other short-term money market investments.

     "Termination Date" means January 21, 2003.

     "Term Loan" means a Loan made by a Bank and designated a Term Loan in accordance with Section 2.01(a) of this Agreement.

     "Term Loan Repayment Date" means the last Domestic Business Day of March, June, September, and December in 2000, 2001 and 2002.

     "The Common Fund" means The Common Fund for Non-Profit Organizations for the account of its Equity Fund.

     "Total Debt" means, at any date, the Debt of the Borrower and its Consolidated Subsidiaries, determined as of such date on a consolidated basis.

     "Tutor" means Ronald N. Tutor, an individual.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "Usage" means, at any date, the sum of the aggregate outstanding principal amount of the Revolving Loans at such date plus the aggregate amount of Letter of Credit Liabilities at such date with respect to all Letters of Credit.

     "Wareham Sale" means the sale by Paramount Development Associates of the real property located in Plymouth County, Massachusetts and described in
Schedule 4.03(b) hereto as the "Wareham Commerical Center".

     "Warrantholders Rights Agreement" means the Warrantholders Rights Agreement dated as of January 17, 1997 among the Borrower and the Banks.

     "Warrants" means the warrants issued by the Borrower to the Banks pursuant to Section 2.18 of the Existing Credit Agreement.

     "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary of the Borrower all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

     Section 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

     Section 1.3. Types of Borrowing. The term "Borrowing" denotes (i) the aggregation of Loans of one or more Banks made or to be made to the Borrower on the same day, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period and (ii) if the context so requires, the borrowing of such Loans. Borrowings are classified for purposes of this Agreement (i) by reference to the Class of Loans comprising such Borrowing (e.g., a "Revolving Borrowing" is a Borrowing comprised of Revolving Loans) or (ii) by reference to the pricing of the Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans).



                                    ARTICLE 2

                                   The Credits

     Section 2.1. The Loans. (a Division of Loans. Immediately prior to the Effective Time, each Bank has "Loans" to the Borrower outstanding under the Existing Credit Agreement. At the Effective Time, (i) $35,000,000 in principal amount of "Loans" outstanding under the Existing Credit Agreement (which shall be chosen by the Borrower with the consent of the Agent) shall automatically be converted to and become Term Loans hereunder, (ii) all other "Loans" outstanding under the Existing Credit Agreement shall automatically be converted to and become Revolving Loans hereunder and (iii) all "Euro-Dollar Loans" outstanding under the Existing Credit Agreement shall continue as Euro-Dollar Loans hereunder, with the Interest Period for each such Euro-Dollar Loan unchanged. Each Bank's outstanding Term Loan and Revolving Loan, upon giving effect to the foregoing, shall in each case be an amount equal to (i) the aggregate amount of Term Loans and Revolving Loans, as the case may be, (ii) multiplied by the percentage set forth for such Bank in clause (b) of the definition of Effective Date Commitment Amount.

     (b Revolving Loans. From time to time prior to the Termination Date, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower from time to time in amounts such that the sum of
(i) the aggregate principal amount of all Revolving Loans outstanding for such Bank plus (ii) the LC Exposure for such Bank does not exceed, in the aggregate at any time, the amount of such Bank's Revolving Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $500,000 or any larger multiple thereof (except that any such Borrowing may be in the aggregate amount of the unused Revolving Commitments) and shall be made from the several Banks ratably in proportion to their respective Revolving Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.09 or Section 2.11, prepay Revolving Loans and reborrow at any time prior to the Termination Date under this Section. Each Revolving Loan shall be a Base Rate Loan or, subject to Article 8, a Euro-Dollar Loan if specified as such in the applicable Notice Of Borrowing.

     (c Term Loans. Term Loans are not revolving in nature and amounts of such Loans repaid or prepaid may not be reborrowed.

     Section 2.2. Method of Borrowing; Method of Electing Interest Rates.

     (a The Borrower shall give the Agent notice (a "Notice of Borrowing") not later than 11:30 A.M. (New York City time) on the date of each Base Rate Borrowing and at least three Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

          (i the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

          (ii the aggregate amount of such Borrowing;

          (iii whether the Loans comprising such Borrowing shall be Base Rate Loans or Euro-Dollar Loans; and

          (iv in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     (b Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (c Not later than 1:30 P.M. (New York City time) on the date of each Borrowing, each Bank shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

     (d Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing (or, in the case of a Base Rate Borrowing, prior to noon (New York City time) on the date of such Borrowing) that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with Section 2.02(c) and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.05 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     (e) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

          (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as

     Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

     Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $500,000 or any larger multiple thereof.

     (f) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of
     Section 2.02(e) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

     Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (g) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to Section 2.02(e) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

     Section 2.3. Notes.

     (a) In connection with the effectiveness of the Existing Credit Agreement, the Borrower delivered to the Agent, for the account of each Bank, duly executed "Notes" substantially in the form of Exhibit A to the Existing Credit Agreement (collectively, the "Existing Notes") to evidence the "Loans" of each Bank as defined therein. On or prior to the Effective Date, pursuant to Section 3.01(b), the Borrower shall deliver to the Agent, for the account of each Bank, duly executed Notes, substantially in the form of Exhibit A hereto. On the Effective Date, each Bank's Existing Note shall be deemed amended and restated by such duly executed new Note, and each Bank's Existing Note shall be deemed cancelled. From and after the Effective Date, the Loans of each Bank (whether made under the Existing Credit Agreement, prior thereto or pursuant to this Agreement) shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office. Each Bank agrees that it will, promptly after the Effective Date, deliver to the Agent, for cancellation and delivery to the Borrower, its Existing Note (or in the case of loss thereof, a written agreement of indemnity by such Bank for such loss in customary form and executed by such Bank).

     (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular Class or type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Class or type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note pursuant to Section 2.03(a) or Section 2.03(b), the Agent shall mail such Note to such Bank. Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding;
provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

     Section 2.4. Maturity of Revolving Loans. Unless payable earlier pursuant to Section 2.09 or Section 6.01, each Revolving Loan shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

     Section 2.5. Interest Rates.

     (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Base Rate Loan is made until it becomes due, at a rate per annum equal to the sum of the Applicable Base Rate Margin plus the Base Rate for such day. Such interest shall be payable on the last Domestic Business Day of each month. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to such Base Rate Loan for such day.

     (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Euro-Dollar Margin plus the applicable Adjusted Euro-Dollar Rate. Such interest shall be payable for each Interest Period on the last day thereof.

     (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the Applicable Euro-Dollar Margin plus the Adjusted Euro-Dollar Rate applicable to such Loan and (ii) the Applicable Euro-Dollar Margin plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may elect) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

     (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (e) Each Euro-Dollar Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated hereby. If any Euro-Dollar Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Euro-Dollar Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

     Section 2.6. Commitment Fees. The Borrower shall pay to the Agent, for the account of each Bank, a commitment fee at the rate of 0.60% per annum on the daily average unused portion of such Bank's aggregate Revolving Commitments. Such commitment fees shall accrue from and including the Effective Date to but excluding the

Termination Date. Such commitment fees shall be payable on the last day of each fiscal quarter of the Borrower prior to the Termination Date and on the Termination Date.

     Section 2.7. Restructuring Fee. The Borrower shall pay to the Agent on the Effective Date a restructuring fee for the account of the Banks in the aggregate amount of $100,000 (to be shared in proportion to their Revolving Commitments).

     Section 2.8. Agency Fee. The Borrower shall pay to the Agent as compensation for its services hereunder and under the Collateral Documents agency fees payable in the amounts and at the times heretofore agreed between the Borrower and the Agent.

     Section 2.9. Termination or Reduction of Revolving Commitments. (a) The Borrower may, upon three Domestic Business Days' notice to the Agent, terminate at any time, or proportionately permanently reduce from time to time by an aggregate amount of $100,000 or any larger multiple thereof, the unused portions of the Revolving Commitments. If the Revolving Commitments are terminated in their entirety, all accrued commitment fees shall be payable on the effective date of such termination.

     (b) The Revolving Commitments shall terminate on the Termination Date, and all Revolving Loans then outstanding and all Letter of Credit Liabilities (in each case, together with accrued interest thereon) shall be due and payable on such date.

     (c)  The  Revolving   Commitments  of  all  Banks  shall  be   permanently,
automatically and ratably reduced immediately upon receipt by the Borrower or any Subsidiary of any proceeds from any Specified Real Estate Sale or the Headquarters Refinancing in an amount equal to (i) after giving effect to such Specified Real Estate Sale or Headquarters Refinancing, the amount, if any, by which the total Net Proceeds received by the Borrower or any Subsidiary subsequent to the Effective Date in respect of Specified Real Estate Sales and the Headquarters Refinancing exceeds $11,000,000, minus (ii) the aggregate amount by which the Revolving Commitments have been previously reduced pursuant to this Section 2.09(c).

     (d) If at any time the Borrower or any Subsidiary shall receive any proceeds from

          (i) any Disposition of any Real Estate Investment or any other real property of the Borrower or any Subsidiary (including without limitation any proceeds received by the Borrower or any Subsidiary as consideration for the granting of any right or option providing for a Disposition but excluding (A) operating receipts from Real Estate Investments and (B) any proceeds received by the Borrower or any Subsidiary from (I) any Specified Real Estate Sales or (II) the Headquarters Refinancing); or

          (ii) any Disposition of any Other Assets (including, without limitation any proceeds received by the Borrower or any Subsidiary as consideration for the granting of any right or option providing for a Disposition but excluding (A) payments in the ordinary course on construction contracts, (B) operating receipts from Real Estate Investments, (C) liability insurance proceeds, (D) income of not more than $100,000 earned from Temporary Cash Investments during any fiscal year and
     (E) in-kind proceeds resulting from trade-ins or other Dispositions of obsolete or surplus equipment),

then the Revolving Commitments shall be permanently, automatically and ratably reduced in an amount equal to the amount, if any, by which 100% of the Net Proceeds realized by the Borrower or any Subsidiary in respect of such Disposition exceeds the aggregate amount of Term Loans required to be prepaid in respect of such Disposition pursuant to Section 2.10(b) hereof; provided that no such reduction shall be required pursuant to clause 2.09(d)(ii) unless and until the aggregate amount of Net Proceeds from all Dispositions of Other Assets after the Effective Date and not previously applied to reduce the Revolving Commitments pursuant to clause 2.09(d)(ii) shall equal or exceed $125,000 or any higher integral multiple of $125,000, at which time the Revolving Commitments shall be reduced in amount equal to $125,000 or such higher integral multiple of $125,000, as the case may be.

     (e) On each day on which the Revolving Commitments are reduced pursuant to this Section 2.09, the Borrower shall repay such principal amount (together with accrued interest thereon) of each Bank's outstanding Revolving Loans as may be necessary so that after such repayment, the aggregate unpaid principal amount of each Bank's Revolving Loans plus such Bank's LC Exposure does not exceed the amount of such Bank's Revolving Commitment after giving effect to such reduction. In the event that the aggregate amount of the Revolving Commitments is reduced to an amount less than the aggregate amount of Letter of Credit
Liabilities at such time in respect of all Letters of Credit, the Borrower hereby agrees that it shall forthwith, without any demand or taking of any other action by the Required Banks or the Agent, pay to the Agent an amount in immediately available funds equal to the difference to be held as security for the Letter of Credit Liabilities for the benefit of all Banks pursuant to arrangements satisfactory to the Agent and the Banks.

     Section 2.10. Repayment of Term Loans.

     (a) On each Term Loan Repayment Date, there shall become due and payable and the Borrower shall repay the aggregate principal amount of the Term Loans set forth below opposite such date (or, if less, the aggregate outstanding principal amount of the Term Loans), in each case together with accrued and unpaid interest on the principal amount being repaid:

  Term Loan Repayment                    Aggregate Principal Amount of
   Date Occurring in                            Term Loan Repayment
----------------------                   -----------------------------

    March 2000                                      $3,750,000
    June 2000                                       $3,750,000
    September 2000                                  $3,750,000
    December 2000                                   $3,750,000
    March 2001                                      $2,500,000
    June 2001                                       $2,500,000
    September 2001                                  $2,500,000
    December 2001                                   $2,500,000
    March 2002                                      $2,500,000
    June 2002                                       $2,500,000
    September 2002                                  $2,500,000
    December 2002                                   $2,500,000

provided that if the Term Loans shall be repaid at any time in  accordance  with
Section 2.10(b), such repayments shall be applied to decrease the amounts set forth above, first to decrease the aggregate amount of repayment of Term Loans required on the last Term Loan Repayment Date, and thereafter to decrease the amount of repayment of Term Loans in reverse chronological order.

     (b) Until the Term Loans have been repaid in full, there shall become due and payable, and the Borrower shall repay, an aggregate principal amount of the Term Loans (or, if less, the aggregate outstanding principal amount of the Term Loans) in the following amounts at the following times, together with accrued and unpaid interest on the principal amount being repaid:

          (i) immediately upon receipt by the Borrower or any Subsidiary at any time of any proceeds from any Disposition of any Real Estate Investment or any other real property of the Borrower or any Subsidiary (including without limitation any proceeds received by the Borrower or any Subsidiary as consideration for the granting of any right or option providing for a Disposition but excluding (A) operating receipts from Real Estate Investments and (B) any proceeds received by the Borrower or any Subsidiary from (I) any Specified Real Estate Sale or (II) the Headquarters Refinancing), in an amount equal to 100% of the Net Proceeds realized by the Borrower or any Subsidiary in respect thereof; and

          (ii) immediately upon receipt by the Borrower or any Subsidiary of any proceeds from any Disposition of any Other Assets (including, without limitation any proceeds received by the Borrower or any Subsidiary as consideration for the granting of any right or option providing for a
     Disposition   but  excluding  (A)
     payments in the ordinary course on construction contracts, (B) operating receipts from Real Estate Investments, (C) liability insurance proceeds,
     (D) income of not more than $100,000 earned from Temporary Cash Investments during any fiscal year and (E) in-kind proceeds resulting from trade-ins or other Dispositions of obsolete or surplus equipment) in an amount equal to 100% of the Net Proceeds realized by the Borrower or any Subsidiary in respect thereof; provided that no such repayment shall be required unless and until the aggregate amount of Net Proceeds from all Dispositions of Other Assets after the Effective Date and not previously applied to repay the Term Loans pursuant to this clause 2.10(b)(ii) shall equal or exceed $125,000 or any higher integral multiple of $125,000, at which time the Term Loans shall be repaid in amount equal to $125,000 or such higher integral multiple of $125,000, as the case may be.

     Section 2.11. Optional Prepayments.

     (a) The Borrower may, upon notice to the Agent not later than 11:30 A.M. (New York City time) on any Domestic Business Day, prepay or repay on such Domestic Business Day the Base Rate Loans in whole at any time, or from time to time in part in amounts aggregating $100,000 or any larger multiple thereof, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks.

     (b) Subject to Section 2.13, the Borrower may, upon notice to the Agent not later than 11:30 A.M. (New York City time) on any Euro-Dollar Business Day, prepay or repay on such Euro-Dollar Business Day the Loans comprising a Group of Euro-Dollar Loans in whole at any time, or from time to time in part in amounts aggregating $100,000 or any larger multiple thereof, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

     (c) Upon receipt of a notice of prepayment or repayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     Section 2.12. General Provisions as to Payments.

     (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:30 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

     Section 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Base Rate Loan (pursuant to Article 2, Section 6 or 8 or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(c), or if the Borrower fails to borrow or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.02(b) or 2.11(c), the Borrower shall reimburse each Bank on demand for any resulting loss or expense incurred by it (or by any existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     Section 2.14. Computation of Interest and Fees. Interest based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and commitment fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.15. Maximum Interest Rate.

     (a) Nothing contained in this Agreement or the Notes shall require the Borrower to pay interest at a rate exceeding the maximum rate permitted by applicable law. Neither this Section 2.15 nor Section 9.08 is intended to limit the rate of interest payable for the account of any Bank to the maximum rate permitted by the laws of the State of New York if a higher rate is permitted with respect to such Bank by supervening provisions of U.S. federal law.

     (b) If the amount of interest payable for the account of any Bank on any interest payment date in respect of the immediately preceding interest computation period, computed pursuant to Section 2.05, would exceed the maximum amount permitted by applicable law to be charged by such Bank, the amount of interest payable for its account on such interest payment date shall be automatically reduced to such maximum permissible amount.

     (c) If the amount of interest payable for the account of any Bank in respect of any interest computation period is reduced pursuant to Section 2.15(b) and the amount of interest payable for its account in respect of any subsequent interest computation period, computed pursuant to Section 2.05, would be less than the maximum amount permitted by applicable law to be charged by such Bank, then the amount of interest payable for its account in respect of such subsequent interest computation period shall be automatically increased to such maximum permissible amount; provided that at no time shall the aggregate amount by which interest paid for the account of any Bank has been increased pursuant to this Section 2.15(c) exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to Section 2.15(b).

     Section 2.16. Letters of Credit.

     (a) Prior to the Effective Time, upon the request of the Borrower, the LC Bank has issued "Letters of Credit" under and as defined in the Existing Credit Agreement. On the Effective Date, all of such "Letters of Credit" shall be deemed to be Letters of Credit hereunder. Subject to the terms and conditions hereof, the LC Bank agrees to issue letters of credit hereunder from time to time before the Termination Date upon the request of the Borrower (such letters of credit issued, collectively with the "Letters of Credit" issued under the Existing Credit Agreement, the "Letters of Credit"); provided that, immediately after each such Letter of Credit is issued, (i) the aggregate amount of the Letter of Credit Liabilities for all Letters of Credit shall not exceed the Available LC Amount and (ii) the aggregate amount of the Letter of Credit Liabilities for all Performance Letters of Credit shall not exceed $3,000,000; and provided further that no Letter of Credit shall be issued to replace, in whole or in part, directly or indirectly, the Harris Bank LC. Upon the date of issuance by the LC Bank of a Letter of Credit in accordance with this Section 2.16, the LC Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the LC Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities in proportion to its Revolving Commitment Percentage.

     (b) The Borrower shall give the LC Bank at least three Domestic Business Days' prior notice (effective upon receipt) specifying the date each Letter of Credit is to be issued, and describing the proposed terms of such Letter of Credit and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice the LC Bank shall promptly notify the Agent, and the Agent shall promptly notify each Bank, of the contents thereof and of the amount of such Bank's participation in such proposed Letter of Credit. The issuance by the LC Bank of any Letter of Credit shall, in addition to the conditions precedent set forth in Article 3 (the satisfaction of which the LC Bank shall have no duty to ascertain), be subject to the conditions precedent that such Letter of Credit shall be satisfactory to the LC Bank and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the LC Bank shall have reasonably requested. Each Letter of Credit shall have an expiry date not later than one year after its date of issue; provided that no Letter of Credit shall have a term extending beyond the Termination Date; and provided further that any such Letter of Credit may include an evergreen or renewal option, pursuant to which the expiry date of such Letter of Credit will be automatically extended unless notice of non-renewal is given by the LC Bank (provided that such Letter of Credit has an absolute expiry date not later than the Termination Date); and provided further that the LC Bank shall deliver notice of non-renewal at the time such notice is required to be given unless requested not to by the Borrower, which request will be treated in the same manner as a request for issuance of a new Letter of Credit on the same terms (any such Letter of Credit, an "Evergreen Letter of Credit").

     (c) The Borrower shall pay to the Agent a letter of credit fee at a rate per annum equal to 3.00% multiplied by the aggregate amount available for drawings under each Letter of Credit issued from time to time, any such fee to be payable for the account of the Banks ratably in proportion to their Revolving Commitment Percentages. Such fee shall be payable in arrears on the last day of each fiscal quarter of the Borrower for so long as such Letter of Credit is outstanding and on the date of termination thereof. The Borrower shall pay to the LC Bank additional fees and expenses in the amounts and at the times as agreed between the Borrower and the LC Bank.

     (d) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the LC Bank shall notify the Agent and the Agent shall promptly notify the Borrower and each other Bank as to the amount to be paid as a result of such demand or drawing and the respective payment date. The responsibility of the LC Bank to the Borrower and each Bank shall be only to determine that the documents (including each demand for payment or other drawing) delivered under each Letter of Credit issued by it in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. The LC Bank shall endeavor to exercise the same care in the issuance and administration of the Letters of Credit as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC
Bank, each Bank severally agrees that it shall be unconditionally and irrevocably liable without regard to the occurrence of any Event of Default or any condition precedent whatsoever, pro rata to the extent of such Bank's Revolving Commitment Percentage, to reimburse the LC Bank on demand for the amount of each payment made by the LC Bank under each Letter of Credit issued by the LC Bank to the extent such amount is not reimbursed by the Borrower pursuant to clause 2.16(e) below together with interest on such amount for each day from the date of the LC Bank's demand for such payment (or, if such demand is made after 11:00 A.M. (New York City time) on such date, from the next succeeding Domestic Business Day) to the date of payment by such Bank of such amount at a rate of interest per annum equal to the Federal Funds Rate for such day.

     (e) The Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse the LC Bank for any amounts paid by the LC Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Bank shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Bank to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (ii) such Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. All such amounts paid by the LC Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day. The LC Bank will pay to each Bank, ratably in accordance with its Revolving Commitment Percentage, all amounts received from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Bank has made payment to the LC Bank in respect of such Letter of Credit pursuant to Section 2.16(d).

     (f) If after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or participations therein, and the result shall be to increase the cost to any Bank of issuing or maintaining any Letter of Credit or any participation therein, or reduce any amount receivable by any Bank hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of such Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Bank (which demand shall not be unreasonably delayed, provided that a demand within six months of the accrual of such increased cost or reduction in amount receivable will not be deemed to be unreasonably delayed), the Borrower agrees to pay to such Bank, from time to time as specified by such Bank, such additional amounts as shall be sufficient to compensate such Bank for such increased costs or reductions in amount incurred by such Bank. A certificate of such Bank submitted by such Bank to the Borrower shall be conclusive as to the amount thereof in the absence of manifest error.

     (g) The Borrower's obligations under this Section 2.16 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Bank, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the LC Bank and the Banks that the LC Bank and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Letter of Credit shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Subsidiaries, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower or any of its Subsidiaries against the beneficiary of any Letter of Credit or any such transferee. The LC Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued, extended or renewed by it. The Borrower agrees that any action taken or omitted by the LC Bank or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and without gross negligence, shall be binding upon the Borrower and shall not put the LC Bank or any Bank under any liability to the Borrower.

     (h) To the extent not inconsistent with clause 2.16(g) above, the LC Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Bank. The LC Bank shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.16, the LC Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of participations in any Letters of Credit.

     (i) The Borrower hereby indemnifies and holds harmless each Bank and the Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which such Bank or the Agent may incur (or which may be claimed against such Bank or the Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Bank may incur by reason of or in connection with the failure of any other Bank to fulfill or comply with its obligations to the LC Bank hereunder (but nothing herein contained shall affect any rights the Borrower may have against such defaulting Bank); provided that the Borrower shall not be required to indemnify any Bank or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (ii) the LC Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this Section 2.16(i) is intended to limit the obligations of the Borrower under any other provision of this Agreement.

     (j) Each Bank shall, ratably in accordance with its Revolving Commitment Percentage, indemnify the LC Bank, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit) that such indemnitees may suffer or incur in connection with this
Section 2.16 or any action taken or omitted by such indemnitees hereunder.

     (k) In its capacity as a Bank the LC Bank shall have the same rights and obligations as any other Bank.

     Section 2.17. Taxes.

     (a) For purposes of this Section, the following terms have the following meanings:

               "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and
          (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

               "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

     (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.17) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

     (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in subsection 2.17(a) of this Section.

     (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form pursuant to Section 2.17(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 2.17(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

     (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 2.17, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

                                    ARTICLE 3

                     Conditions; Post-Closing Requirements

     Section 3.1. Effectiveness. This Agreement shall become effective on the first date by which all of the following conditions shall have been satisfied (or waived in accordance with Section 9.05), but only if all of such conditions shall have been satisfied (or waived) on or before April 15, 2000:

     (a) receipt by the Agent of counterparts of this Agreement signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, facsimile, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) receipt by the Agent of duly executed Notes for the account of each Bank, dated on or before the Effective Date and complying with the provisions of
Section 2.03;

     (c) receipt by the Agent of counterparts of the the Release of Claims, dated as of the date hereof and duly executed by each of the parties thereto;

     (d) the aggregate "Commitments" under the Existing Credit Agreement shall have been reduced to an amount not exceeding $56,000,000 and the Borrower shall have repaid such principal amount of the "Loans" outstanding thereunder (together with any accrued interest on the amount repaid and any amount payable pursuant to Section 2.12 of the Existing Credit Agreement) as shall be required in connection with such reduction (taking into account any outstanding Letter of Credit Liabilities);

     (e) evidence reasonably satisfactory to the Agent that no additional financing statements are required to be filed under the Uniform Commercial Code of any jurisdiction in order to perfect the security interests created by the Collateral Documents;

     (f) receipt by the Agent of evidence satisfactory to the Agent of the insurance coverage required by Section 5.03;

     (g) receipt by the Agent of evidence satisfactory to the Agent that (i) prior to or simultaneously with the transactions hereunder contemplated to take place on the Effective Date, (A) the Stock Purchase shall have been consummated in accordance with the terms and conditions of the Stock Purchase Agreement, and the Borrower shall have received at least $40,000,000 in gross cash proceeds from the Stock Purchase and (B) all shares of Series B Preferred Stock outstanding prior to such date shall be exchanged for shares of Common Stock; and (ii) all transactions contemplated by the Stock Purchase Agreement to be consummated on or before the closing date for such sales will take place prior to or simultaneously with the transactions hereunder contemplated to take place on the Effective Date;

     (h) receipt by the Agent of evidence satisfactory to the Agent that prior to or simultaneously with the transactions hereunder contemplated to take place on the Effective Date, the Borrower shall have paid in full all indebtedness and other obligations owing to the Mortgage Bank;

     (i) receipt by the Agent of an opinion of Goodwin, Procter & Hoar LLP, special counsel for the Borrower, covering the matters set forth on Exhibit B, or with such changes as shall be acceptable to the Agent and the Required Banks and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (j) receipt by the Agent of an opinion of Davis Polk & Wardwell, special New York counsel for the Agent, covering the matters set forth on Exhibit C, or with such changes as shall be acceptable to the Agent and the Required Banks;

     (k) receipt by the Agent, on behalf of the Banks and on behalf of itself in its capacity as Agent, of all interest, fees and other amounts (other than principal, subject to Section 3.01(r) below) due and payable under the Existing Credit Agreement or hereunder (including fees and expenses payable pursuant to Section 9.03 hereunder, bills for which may include a reasonable allowance for post-Effective Date work) of which the Borrower has received notice;

     (l) each Bank's satisfaction in its sole good faith discretion as to the absence of any material adverse change in any aspect of the business, operations, properties, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries, or any event or condition that is reasonably likely to result in such a material adverse change;

     (m) receipt by the Agent of a certificate signed by the chief financial officer or treasurer of the Borrower to the effect that, both before and immediately after the making of the Loans and the consummation of the Stock Purchase and the other transactions contemplated to take place on the date hereof, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower and any Subsidiaries made in or pursuant to any Financing Documents are true;

     (n) receipt by the Agent of a Cash Management Letter, in form and substance satisfactory to the Banks;

     (o) receipt by each of the Banks of (i) a business plan for the Borrower and its Subsidiaries prepared by the Borrower and Tutor in accordance with GAAP, in a form and containing such detail as may be reasonably satisfactory to the Banks, (ii) any other information it may reasonably request concerning the financial condition, results of operations, liabilities (contingent or otherwise, including with respect to environmental liabilities and employee and retiree benefits) and prospects of, and the financial reporting and accounting systems and the management information systems of, the Borrower and satisfaction by each Bank in its sole good faith discretion with all such information;

     (p) receipt by the Agent, to the extent not previously delivered to the Agent under the Existing Credit Agreement, of copies of any amendments to the Management Agreement (including Amendment No. 2 dated as of December 31, 1999) and of any other agreements between the Borrower or any of its Subsidiaries and any members of the Investor Group (other than agreements between the Borrower or any of its Subsidiaries and Tutor-Saliba Corp. which shall have been entered into in the ordinary course of the Construction Business), all of which shall be in form and substance satisfactory to the Banks;

     (q) receipt by the Agent of all documents it may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of the Financing Documents and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

     (r) receipt by the Agent of evidence satisfactory to it that prior to or simultaneously with the transactions hereunder contemplated to take place on the Effective Date, that upon the effectiveness of this Agreement, the sum of the aggregate outstanding principal amount of the Revolving Loans plus the aggregate amount of all Letter of Credit Liabilities shall not exceed the aggregate amount of the Revolving Commitments;

     (s) receipt by the Agent and the Banks of the Asset Sale Letter, in form and substance satisfactory to each Bank;

     (t) receipt by the Agent and the Banks of the Real Estate Plan, in form and substance satisfactory to each Bank;

     (u) receipt by the Agent and the Banks of the information described in Sections 5.01(e), 5.01(f), 5.01(g) and 5.01(h) for the most recent date prior to the Effective Date when such information would have been deliverable pursuant to such sections, which information shall be provided in a format that is acceptable to the Banks; and

     (v) receipt by the Agent of evidence satisfactory to it that all approvals, consents and other actions by or in respect of, or filings with any governmental body, agency, official, authority or any other Person required in connection with the Stock Purchase or the transactions contemplated by the Stock Purchase Agreement or any Financing Documents shall have been obtained, taken or made.

     This Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than April 15, 2000. With respect to clauses (l) and (o) above, each Bank shall be conclusively deemed to be satisfied unless on or before the Domestic Business Day immediately preceding the Effective Date it shall have given notice to the Agent, making specific reference to clause (l) or (o), as appropriate, identifying the matter or matters as to which it is not satisfied. Prior to the effectiveness of this Agreement in accordance with this Section 3.01, none of the terms and conditions of the Existing Credit Agreement or any Financing Document (as defined in the Existing Credit Agreement) shall be amended, waived or otherwise modified by this Agreement and all of such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. The Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

     Section 3.2. Credit Events. The obligation of any Bank to make a Loan on the occasion of any Borrowing and of the LC Bank to issue a Letter of Credit (or to permit the extension of an Evergreen Letter of Credit) on the occasion of a request therefor by the Borrower is subject to the satisfaction of the following conditions:

     (a)  receipt  (i) by the  Agent of a Notice of  Borrowing  as  required  by
Section 2.02, in the case of a Borrowing or (ii) by the LC Bank of notice as required by Section 2.16, in the case of a Letter of Credit;

     (b) the fact that, after giving effect to such Credit Event, the Usage shall not exceed the aggregate amount of the Revolving Commitments;

     (c) the fact that, immediately after such Credit Event, no Default shall have occurred and be continuing;

     (d) the fact that the representations and warranties of each Obligor contained in each Financing Document to which it is a party shall be true on and as of the date of such Borrowing (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true as of such earlier date);

     (e) the ability of the Borrower to obtain bonding for new construction projects shall not be less than or more limited than on the Effective Date; and

     (f) the payment by the Borrower of all amounts theretofore payable pursuant to Section 9.03 within seven days of demand.

     Each Borrowing shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (b),
(c), (d), (e) and (f) of this Section.

     Section 3.3. Post-Closing Requirement. The Borrower covenants that it will on or promptly after, and in any event no more than five Domestic Business Days following, the Effective Date deliver to the Agent an endorsement to each title insurance policy delivered to the Agent pursuant to the Existing Credit Agreement or any other prior agreements of the Borrower insuring that the coverage under such policy is unaffected by this Agreement.

                                    ARTICLE 4

                         Representations and Warranties

     The Borrower represents and warrants that:

     Section 4.1. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Massachusetts, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     Section 4.2. Corporate and Governmental Authorization; No Contravention . The execution, delivery and performance by each Obligor of the Financing Documents to which it is a party are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Obligor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor or any of its Subsidiaries or result in the creation or imposition of any Lien, except Liens created by the Collateral Documents, on any asset of such Obligor or any of its Subsidiaries.

     Section 4.3. Binding Effect; Liens of Collateral Documents.

     (a) Each of the Financing Documents (other than the Notes) to which the Borrower is a party constitutes a valid and binding agreement of the Borrower and the

Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. Each of the Financing Documents to which any Subsidiary Guarantor is a party, when executed and delivered in accordance with this Agreement, will constitute valid and binding agreements of each Subsidiary Guarantor party thereto, in each case enforceable against each such Subsidiary Guarantor in accordance with their respective terms.

     (b) All real property in which the Borrower or any of its Subsidiaries has an interest, directly or indirectly (whether through an interest in a joint venture or partnership or otherwise) as of the date hereof is listed in Part I of Schedule 4.03(b) hereto. The list of personal property of the Borrower and each of its Subsidiaries set forth in Part II of Schedule 4.03(b), security interests in which are governed by Article 9 of the UCC as in effect in the relevant jurisdictions, is complete in all material respects. The location, ownership status and lien information provided in Schedule 4.03(b) for each item of real property and each type of personal property are complete and correct.

     (c) The Collateral Documents create valid security interests in, and first mortgage Liens on, the Collateral purported to be covered thereby, which security interests and mortgage Liens are and will remain perfected (except in the case of inventory located at construction sites) security interests and duly recorded mortgage Liens, prior to all other Liens except Liens permitted by the Collateral Documents.

     Section 4.4. Financial Information.

     (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1999 and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, reported on by Arthur Andersen LLP and set forth in the Borrower's 1999 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

     (b) Since December 31, 1999 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     Section 4.5. Litigation. Except as disclosed in the Borrower's 1999 Form 10-K, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries or which in any manner draws into question the validity of any Financing Document.

     Section 4.6. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability to the PBGC or any other Person under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     Section 4.7. Environmental Matters.

     (a) In the ordinary course of its business, the Borrower conducts periodic reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries and compliance therewith. The Borrower and its Subsidiaries also attempt, whenever possible, to negotiate specific provisions in contracts for construction services that allocate to the contracting governmental agency or private owner, the entire risk and responsibility for Hazardous Substances encountered during the course of construction. On the basis of such reviews and contract provisions and procedures, the Borrower has reasonably concluded that the costs and associated liabilities of compliance with Environmental Laws are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     (b) Without limiting the foregoing, as of the Effective Date:

          (i) no notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the knowledge of the Obligors, threatened by any governmental or other entity with respect to any (A) alleged violation by the Borrower or any of its Subsidiaries of any Environmental Law involving any Mortgaged Facility, (B) alleged failure by the Borrower or any of its Subsidiaries to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business at any Mortgaged Facility, (C) Regulated Activity conducted at any Mortgaged Facility or (D) Release of Hazardous Substances at or in connection with any Mortgaged Facility;

          (ii) other than generation of Hazardous Substances in compliance with all applicable Environmental Laws, no Regulated Activity has occurred at or on any Mortgaged Facility;

          (iii) no polychlorinated biphenyls, radioactive material, urea formaldehyde, lead, asbestos, asbestos-containing material or underground storage tank (active or abandoned) is or has been present at any Mortgaged Facility;

          (iv) no Hazardous Substance has been Released (and no written notification of such Release has been filed) or is present (whether or not in a reportable or threshold planning quantity) at, on or under any Mortgaged Facility;

          (v) no Mortgaged Facility is listed or, to the knowledge of the Obligors, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up; and

          (vi) there are no Liens under Environmental Laws on any Mortgaged Facility, no government actions have been taken or are in process which could subject any Mortgaged Property to such Liens and neither the Borrower nor any of its Subsidiaries would be required to place any notice or restriction relating to Hazardous Substances in any deed to any Mortgaged Facility.

     (c) No environmental investigation, study, audit, test, review or other analysis has been conducted of which the Obligors have knowledge in relation to any Mortgaged Facility which has not been delivered to the Banks.

     Section 4.8. Taxes. United States Federal income tax returns of the Borrower and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1996. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     Section 4.9. Subsidiaries. All of the Borrower's Subsidiaries and all joint ventures and partnerships in which the Borrower or any of its Subsidiaries has an interest as of the date hereof are listed in Schedule 4.09 hereto and the state of incorporation or organization and the ownership interest of each Subsidiary, joint venture and partnership specified therein are complete and correct. Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     Section 4.10. Not An Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.11. No Burdensome Restrictions; No Derivatives Obligations; Certain Existing Agreements.

     (a) No contract, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which any of its property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation has or is reasonably expected to materially and adversely affect the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

     (b) Neither the Borrower nor any of its Subsidiaries is party to any Derivatives Obligation other than any Derivatives Obligation permitted to be incurred pursuant to Section 5.02(b).

     (c) All agreements to which the Borrower or any Subsidiary Guarantor is a party or by which it is bound (other than the Financing Documents) containing a negative pledge or limitations on its incurrence of Debt or sale of assets are listed on Schedule 4.11 hereto.

     Section 4.12. Full Disclosure. All information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true and accurate in all material respects (or in the case of projections and similar information based on reasonable estimates) on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may reasonably be expected to materially and adversely affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

     Section 4.13. Ownership of Property; Liens. The Borrower and its Subsidiaries have good and marketable title to and are in lawful possession of, or have valid leasehold interests in, or have the right to use pursuant to valid and enforceable agreements or arrangements, all of their respective properties and other assets (real or personal, tangible, intangible or mixed), except where the failure to have or possess the same with respect to such properties or other assets could not, in the aggregate, have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole. None of such properties or other assets is subject to any Lien except Permitted Liens.

     Section 4.14. Representations and Warranties Incorporated from Other Financing Documents. As of the Effective Date, each of the representations and warranties made in this Agreement, the Subsidiary Guarantee Agreement and the Collateral Documents by any of the parties thereto is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

     Section 4.15. Bank Accounts and Cash Management System. All deposit, checking, operating or other bank accounts maintained by the Borrower or any Subsidiary Guarantor (other than payroll and petty cash accounts opened in the ordinary course of business with imprest balances not to exceed $7,500 for each such account) and, for each such account, the name of the account party, the name of the bank, the account number and the type of account, are listed on
Schedule 4.15. As to be confirmed by the Cash Management Letter delivered on the Effective Date, the Cash Management Letter delivered in connection with the Preceding Effective Date provides a complete and accurate description of the cash management system of the Borrower and its Subsidiaries.

     Section 4.16. Representations in Perfection Certificates. All of the information set forth in each Perfection Certificate (as defined in the Borrower Security Agreement or the Subsidiary Security Agreement) delivered to the Agent prior to the Effective Date is correct and complete as of the Effective Date.



                                    ARTICLE 5

                                    Covenants

     The Borrower agrees that, so long as any Bank has any Revolving Commitment hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding or any Reimbursement Obligation with respect thereto remains unpaid:

     Section 5.1. Information. The Borrower will deliver to each of the Banks:

     (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Arthur Andersen LLP or other independent public accountants of nationally recognized standing;

     (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statement of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

     (c) simultaneously with the delivery of each set of financial statements referred to in clause 5.01(a) or 5.01(b) above:

          (1) a certificate of the chief financial officer or the chief accounting officer of the Borrower (x) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections
               5.07 to 5.11, inclusive, 5.12, 5.15, 5.16 and 5.18 on the date of such financial statements and (y) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and

          (2) a report prepared by management of the Borrower, in sufficient detail as may be reasonably acceptable to the Required Banks, providing a description of and an explanation for any material variances between such financial statements and the Business Plan;

     (d) simultaneously with the delivery of each set of financial statements referred to in clause 5.01(a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that there existed on the date of such statements any Default and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause 5.01(c) above;

     (e) as soon as available and in any event within 45 days after the end of each quarter of each fiscal year of the Borrower, a copy of the most recent "retainage report", "new work potential report" and "new work acquisition report" (including a description of new work and a comparison of such new work to the new work projected in the Business Plan) prepared by management of the Borrower, substantially in the format for such information delivered pursuant to
Section 3.01(u);

     (f) as soon as available and in any event within 45 days after the end of each quarter of each fiscal year of the Borrower (subject to the proviso at the end of this Section 5.01(f)), a schedule in substantially the format for such information delivered pursuant to Section 3.01(u), dated as of the last day of such quarter (or month, as the case may be) listing each construction contract which provides for aggregate total payments in excess of $2,500,000 and with respect to which the Borrower or a Consolidated Subsidiary of the Borrower is a party or participates through a joint venture, and setting forth as of the date of such schedule for each such contract the Borrower's original estimate of revenue and profit, the Borrower's current estimate of revenue and profit, cumulative realized and estimated remaining revenue and profit, "cash ahead/cash behind" information, the percentage of completion and anticipated completion date of each such contract and a forecast by quarter of the remaining cash flows for each such contract, certified as to consistency, accuracy and reasonableness of estimates by the chief financial officer or the chief accounting officer of the Borrower; provided that if the Borrower shall fail to comply with its obligations under Section 5.01(g) or 5.01(h) due to extenuating circumstances for five Domestic Business Days after the due date thereof or such later date as the Required Banks may approve, the Borrower shall thereafter be required to provide the information described in this Section 5.01(f) on a monthly basis, within twenty Domestic Business Days after the end of each month;

     (g) as soon as available and in any event within three Domestic Business Days after the end of each month, a copy of the weekly and monthly cash flow projections which management of the Borrower has customarily prepared every two weeks by project, by division and on a consolidated basis, prepared in a manner and format easily comparable to the financial information provided under Section 5.01(f), substantially in the format for such information delivered pursuant to
Section 3.01(u), with a variance analysis comparing the current projections to the most recent prior projections;

     (h) as soon as available and in any event within two Domestic Business Days after the last day of each calendar week, a weekly "flash report," substantially in the format for such information delivered pursuant to Section 3.01(u), providing information regarding:

          (i) the Borrower's approximate consolidated aggregate cash receipts and cash disbursements for such week and for the most recent three prior weeks;

          (ii) the Borrower's cash balances as of the close of business on the last day of such week and as of the close of business on the last day of the most recent three prior weeks;

          (iii) the aggregate principal amount of all Loans and outstanding Letters of Credit as of the close of business on the last day of such week and as of the close of business on the last day of the most recent three prior weeks;

          (iv) the estimated amounts of outstanding checks, net borrowings from joint ventures (including a listing of the major net borrowings by project) and overdue obligations, including held checks, as of the close of business on the last day of such week and as of the close of business on the last day of the most recent three prior weeks; and

          (v) any material developments of which the chief financial officer of the Borrower is aware relating to, or any changes in, any construction contracts, including any profit write-downs and/or any loss of float in an amount which exceeds $100,000 for any individual construction contract and "significant" cash flow timing variances (relative to the most recent information provided pursuant to the Business Plan or Section 5.01(f)) that are not expected to be reversed within ninety days of the date when such timing variance is expected to occur (or has occurred), with "significant" for purposes of this Section 5.01(h)) meaning a cash flow variance of $500,000 or more for any individual construction contract;

     (i) by March 31 of each fiscal year, beginning with fiscal year 2001, the annual projected consolidated and consolidating balance sheets and income statements, operating and capital expenditure budgets and cash flow forecasts, prepared on a quarterly basis and in accordance with GAAP, for the Borrower and its Consolidated Subsidiaries for the next succeeding three fiscal years, presented on a quarterly basis and in a format reasonably acceptable to the Required Banks, and certified by the chief financial officer of the Borrower as containing reasonable assumptions to the best of his knowledge;

     (j) forthwith upon the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (k) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

     (l) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

     (m) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 407 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

     (n) prompt notice of the receipt of any complaint, order, citation, notice or other written communication from any Person with respect to (i) the existence or alleged existence of a violation of any applicable Environmental Law at or on, or of any

Environmental Liability arising with respect to, any Mortgaged Facility, (ii) any Release on any Mortgaged Facility or any part thereof in a quantity that is reportable under any applicable Environmental Law, and (iii) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law with respect to any Mortgaged Facility;

     (o) prompt notice of any change in the Borrower's ability to obtain bonding for new construction projects (including without limitation a reduction in the amount of bonding commitments of any bonding company to the Borrower and any restrictions on use of such commitments);

     (p) prompt notice of any decision by the Borrower, any of its Subsidiaries or any joint venture partner not to meet a capital call by any joint venture in which the Borrower or any such Subsidiary is participating;

     (q) prompt notice of the Borrower or any Subsidiary obtaining or increasing an interest in a joint venture or partnership which, in the case of any construction joint venture, need not be given until reasonably promptly after a bid by such joint venture for a construction contract shall have been accepted; and

     (r) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

     Section 5.2. Payment of Obligations; No Derivatives Obligations.

     (a) The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

     (b) The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any Derivatives Obligation other than an interest rate swap, interest rate cap, interest rate collar or other interest rate hedging transactions and/or any foreign currency exchange or other currency hedging transactions, but only if (x) each such transaction is with a Bank or an Affiliate of a Bank, (y) each such transaction is entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities, and (z) the aggregate notional amount of obligations for which the interest rate or currency exposure is hedged by all such transactions does not at any time exceed $4,000,000.

     Section 5.3. Maintenance of Property; Insurance. The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; will maintain, and will cause each Subsidiary to maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and reputable insurance companies, insurance on all their property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon written request from the Agent, full information as to the insurance carried.

     Section 5.4. Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause each Subsidiary Guarantor to continue, to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary Guarantor to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

     Section 5.5. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     Section 5.6. Inspection of Property, Books and Records.

     (a) The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense (subject to Section 9.03(a)(ii)) to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     (b) The Borrower shall hold a meeting for representatives of the Banks at least once each fiscal quarter, at a time and place to be determined by the Agent (after consultation with the Banks) on ten Domestic Business Days' notice to the Borrower and the Banks, for purposes of holding such discussions with the chief operating officer and chief financial officer of the Borrower (each of whom shall attend each such meeting) and such other of the Borrower's officers, employees and independent public accountants as the Borrower shall designate or as the Agent shall designate at the reasonable request of any Bank; provided that the chief executive officer of the Borrower also shall attend each of the first five meetings held pursuant to this Section 5.06(b).

     Section 5.7. Minimum Working Capital Ratio. The Borrower shall not permit the ratio of (i) the consolidated current assets (including cash and cash equivalents) of the Borrower and its Consolidated Subsidiaries to (ii) the consolidated current liabilities (excluding Debt under this Agreement) of the Borrower and its Consolidated Subsidiaries to be (x) prior to December 31, 2000, less than 1.15:1 and (y) thereafter, less than 1.25:1.

     Section 5.8. Maximum Total Debt Ratio. The Borrower shall not permit the ratio of (i) Total Debt as at the last day of any fiscal year set forth below to
(ii) Operating Cash Flow for such fiscal year to be greater than the amount set forth below opposite such fiscal year:


                                                        Maximum
Fiscal Year Ending                                 Total Debt Ratio
------------------                                 ----------------

December 31, 2000                                           7:1
December 31, 2001                                           5:1
December 31, 2002                                         3.5:1

     Section 5.9. Debt.

     (a) After the date hereof, the Borrower will not incur or suffer to exist any Debt other than:

          (i) Debt existing on December 31, 1999 and listed on Schedule 5.09 hereof;

          (ii) Debt under this Agreement;

          (iii)  Debt  owing  to  joint   ventures  in  which  the  Borrower  is
     participating;

          (iv) Debt incurred to finance insurance premiums, in an aggregate principal amount not to exceed $3,000,000 at any time;

          (v) Debt owed by the Borrower to a Subsidiary and evidenced by an intercompany note pledged to the Agent under the Subsidiary Pledge Agreement;

          (vi) Debt incurred or assumed by the Borrower for the purpose of financing all or any part of the cost of acquiring any fixed assets of the Borrower (including through capital leases), provided that the aggregate outstanding principal amount of all such Debt incurred or assumed by the Borrower and its Consolidated Subsidiaries shall not exceed $13,000,000 at any time;

          (vii) Debt incurred by the Borrower in connection with the Headquarters Refinancing, including a limited recourse Guarantee by the Borrower of the Debt incurred by the New Headquarters Subsidiary in connection with the Headquarters Refinancing, the scope of such Guarantee to be as contemplated by the permitted terms of the Headquarters Refinancing; and

          (viii) any refinancing, extension, renewal or refunding of any Debt referred to in clauses 5.09(a)(i) through 5.09(a)(vii) above; provided that any refinancing, extension, renewal or refunding of any such Debt (A) shall not increase the principal amount of such Debt and (B) in the case of clause (vii), itself satisfies the requirements of clause (vii).

     (b) After the date hereof, the Borrower will not permit any Subsidiary to incur or suffer to exist any Debt other than

          (i) Debt existing on December 31, 1999 and listed on Schedule 5.09 hereof;

          (ii) Debt under the Subsidiary Guarantee Agreement;

          (iii) Debt owing to joint ventures in which such Subsidiary is participating;

          (iv) Debt owing by a Subsidiary to the Borrower and evidenced by an intercompany note pledged to the Agent under the Borrower Security Agreement; and

          (v) Debt incurred or assumed by a Subsidiary for the purpose of financing all or any part of the cost of acquiring any fixed assets of such Subsidiary (including through capital leases), provided that the aggregate outstanding principal amount of all such Debt incurred or assumed by the Borrower and its Consolidated Subsidiaries shall not exceed $13,000,000 at any time;

          (vi) Debt incurred by the New Headquarters Subsidiary in connection with the Headquarters Refinancing; and

          (vii) any refinancing, extension, renewal or refunding of the Debt referred to in clauses 5.09(b)(i) through 5.09(b)(vi) above; provided that any extension, renewal or refunding on any such Debt (A) shall not increase the principal amount of such Debt and (B) in the case of clause (vi), itself satisfies the requirements of clause (vi).

     Section 5.10. Minimum Consolidated Tangible Net Worth. The Borrower will not permit Consolidated Tangible Net Worth during any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:



                                                          Minimum Consolidated
         Fiscal Quarter Ending                             Tangible Net Worth
         ---------------------                             ------------------

         March 31, 2000                                       $30,000,000

         June 30, 2000                                        $30,000,000

         September 30, 2000                                   $29,000,000

         December 31, 2000                                    $33,000,000

         March 31, 2001                                       $34,000,000

         June 30, 2001                                        $36,000,000

         September 30, 2001                                   $40,000,000

         December 31, 2001                                    $43,000,000

         March 31, 2002                                       $45,000,000

         June 30, 2002                                        $47,000,000

         September 30, 2002                                   $53,000,000

         December 31, 2002                                    $56,000,000

     Section 5.11. Minimum Net Operating Profit. (a) The Borrower shall not permit Net Operating Profit to be less than $3,000,0000 for the fiscal quarter ending March 31, 2000.

     (b) The Borrower shall not permit Net Operating Profit to be less than $7,500,000 for the period of two consecutive fiscal quarters ending June 30, 2000.

     (c) The Borrower shall not permit Net Operating Profit to be less than $12,000,000 for the period of three consecutive fiscal quarters ending September 30, 2000.

     (d) The Borrower shall not permit Net Operating Profit to be less than $17,500,000 for the period of four consecutive fiscal quarters ending December 31, 2000.

     (e) The Borrower shall not permit Net Operating Profit to be less than $20,000,000 for each of the periods of four consecutive fiscal quarters ending on March 31, 2001 and June 30, 2001.

     (f) The Borrower shall not permit Net Operating Profit to be less than $21,000,000 for each of the periods of four consecutive fiscal quarters ending on September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002.

     (g) The Borrower shall not permit Net Operating Profit to be less than $22,000,000 for each of the periods of four consecutive fiscal quarters ending on September 30, 2002 and December 31, 2002.

     Section 5.12. Consolidations, Mergers and Sales of Assets.

     (a) The Borrower will not, and will not permit any of its Subsidiaries to, consolidate or merge with or into any other Person, other than a Subsidiary into a Subsidiary Guarantor or into the Borrower.

     (b) The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of its or their assets, other than:

          (i) Sales of inventory in the ordinary course of their respective businesses;

          (ii) Dispositions of Temporary Cash Investments;

          (iii) Dispositions of other assets if (x) each of the Banks shall have given its prior written consent thereto and (y) the consideration therefor shall consist of cash payable at closing in an amount at least equal to the fair market value of such assets (as determined in good faith by a financial officer of the Borrower or, if such value exceeds $15,000,000, by the board of directors of the Borrower or a duly constituted committee thereof); provided that the prior written consent of the Banks shall not be required for either (A) a Disposition of any asset if the aggregate amount of the fair market value of all Dispositions for which consent is not provided during any fiscal year is less than $500,000 and the Borrower delivers to each of the Banks prompt written notice of each such Disposition or (B) a Disposition of any asset listed on the Asset Sale Letter if the consideration therefor equals or exceeds the amount set forth thereon;

          (iv) operating leases at market rentals of residential and commercial space held by the Borrower or any of its Subsidiaries in connection with their real estate investment and development activities, but only to the extent that such leases are entered into in the ordinary course of their respective businesses, consistent with past practices as in effect prior to the Effective Date;

          (v) operating leases at market rentals of portions of office space not then utilized by the Borrower or any of its Subsidiaries in the Borrower's headquarters office building in Framingham, Massachusetts; and

          (vi) the transfer of the Headquarters Building by the Borrower to the New Headquarters Subsidiary.

     Section 5.13. Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary of the Borrower will create, assume or suffer to exist any Lien on any asset (including, without limitation, capital stock of Subsidiaries) now owned or hereafter acquired by it, except:

     (a) Liens existing on December 31, 1999 securing Debt outstanding on December 31, 1999 as described in Schedule 5.13;

     (b) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that
(i) such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof, (ii) such Lien secures only such Debt and (iii) the aggregate outstanding principal amount of all such Debt incurred or assumed by the Borrower and its Consolidated Subsidiaries does not exceed $13,000,000;

     (c) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

     (d) Permitted Encumbrances;

     (e) Liens granted to the Bonding Company to secure amounts owing by the Borrower or any of its Subsidiaries in connection with surety bonds, undertakings and instruments of guarantee issued by the Bonding Company on behalf of the Borrower or any of its Subsidiaries in the ordinary course of their respective businesses;

     (f) Liens created by the Collateral Documents; and

     (g) Liens on the Headquarters Building arising from the Headquarters Refinancing;

provided that protective filings of Uniform Commerical Code financing statements by lessor of equipment under operating leases shall not constitute a violation of this Section.

     Section 5.14. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any 'margin stock" within the meaning of Regulation U.

     Section 5.15. Restricted Payments. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment; provided that the foregoing shall not restrict or prohibit:

     (a) cash payments in the ordinary course of business in full or partial settlement of employee stock options or in full or partial settlement of similar incentive compensation arrangements providing employees options, warrants or other rights to acquire shares of the Borrower's capital stock to employees, up to an aggregate amount not to exceed $100,000 during any period of twelve consecutive calendar months;

     (b) the redemption, for an aggregate redemption price not exceeding $200,000, of the "Rights" issued pursuant to the Shareholder Rights Agreement dated as of September 23, 1988, as amended to the Effective Date;

     (c) the redemption, for an aggregate redemption price not exceeding $10,000,000, of the Series A Preferred Stock of the Borrower; and

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
     (d) other Restricted Payments, but only if and to the extent that, before and after giving effect thereto: (i) no Default shall have occurred and be continuing; (ii) the aggregate amount of the Revolving Commitments plus the aggregate principal amount of the outstanding Term Loans shall be less than $41,000,000; (iii) the aggregate amount of all Restricted Payments during any fiscal quarter, when added to the aggregate amount of all Restricted Payments during the three immediately preceding fiscal quarters, shall not exceed 50% of Net Income from Continuing Operations for the four immediately preceding fiscal quarters; and (iv) Consolidated Tangible Net Worth on the date such Restricted Payment is made shall be at least equal to the amount set forth below opposite the last full fiscal quarter immediately preceding such payment:

 .                                                        Minimum Consolidated
Fiscal Quarter Ending                                      Tangible Net Worth
---------------------                                      ------------------

March 31, 2000                                                $36,277,000

June 30, 2000                                                 $38,793,000

September 30, 2000                                            $41,821,000

December 31, 2000                                             $46,557,000

March 31, 2001                                                $48,192,000

June 30, 2001                                                 $51,111,000

September 30, 2001                                            $55,336,000

December 31, 2001                                             $59,955,000

March 31, 2002                                                $61,644,000

June 30, 2002                                                 $64,703,000

September 30, 2002                                            $71,119,000

December 31, 2002                                             $75,145,000

     Section 5.16. Real Estate Investments. The Borrower will not, and will not permit any Consolidated Subsidiary to, make any Real Estate Investment; provided that this section shall not prohibit the Borrower or any Consolidated Subsidiary from

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
incurring reasonable costs associated with any real property owned by the Borrower or any Consolidated Subsidiary on the date hereof in accordance with the Real Estate Plan.

     Section 5.17. Purchase of Assets; Investments. Neither the Borrower nor any Consolidated Subsidiary will acquire any assets other than in the ordinary course of business. Neither the Borrower nor any Consolidated Subsidiary will make or acquire any Investment in any Person other than:

     (a) Real Estate Investments permitted by Section 5.16;

     (b) Investments in Subsidiaries or joint ventures principally engaged in the Construction Business; and

     (c) Temporary Cash Investments;


provided that no Real Estate  Investments  may be made pursuant to clause (b) or
(c) above. Without limiting the generality of the foregoing, the Borrower will not, and will not permit any Subsidiary to, acquire or create any Subsidiary without the consent of the Required Banks and arrangements satisfactory to the Required Banks for (x) a pledge of the stock of such Subsidiary to the Agent for the benefit of the Banks, (y) a guaranty by such Subsidiary of the obligations of the Borrower hereunder and (z) a grant of a Lien on the assets of such Subsidiary to the Agent for the benefit of the Banks to secure such guaranty; provided that the Borrower may create the New Headquarters Subsidiary and this Section shall not require the New Headquarters Subsidiary to guarantee the Borrower's obligations hereunder or to grant a Lien on its assets to secure such guaranty for so long as the New Headquarters Subsidiary shall be prohibited by the terms of the Headquarters Refinancing from giving such a guaranty or granting a Lien on its assets to secure such a guaranty.

     Section 5.18. Capital Expenditures.

     (a) The Borrower will not permit the aggregate amount of Consolidated Capital Expenditures during any fiscal year, commencing with the fiscal year ending December 31, 2000, to exceed $5,000,000.

     (b)  All  Consolidated   Capital   Expenditures  by  the  Borrower  or  any
Consolidated Subsidiaries shall be in connection with the Construction Business.

     Section 5.19. Transactions with Affiliates. Neither the Borrower nor any Subsidiary will, directly or indirectly, enter into or permit to exist any transaction (including the Disposition of any asset or property or the rendering of any service) with any member of the Investor Group or any other Affiliate of the Borrower on terms that

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
are less favorable to the Borrower or such Subsidiary, as the case may be, than those which might be obtained by the Borrower at the time from a Person which is not an Affiliate of the Borrower. Neither the Borrower nor any Subsidiary shall, directly or indirectly, pay or become obligated to pay any fees or other amounts to or for the account of any member of the Investor Group other than fees payable to Tutor-Saliba Corp. in accordance with the terms and conditions of the Management Agreement; provided that this Section shall not prohibit the Borrower from transferring the Headquarters Building to the New Headquarters Subsidiary or from leasing the Headquarters Building from the New Headquarters Subsidiary as a condition to the Headquarters Refinancing.

     Section 5.20. Amendments or Waivers. Without the prior written consent of the Required Banks, neither the Borrower nor any Subsidiary will agree to any amendment or waiver to the Stock Purchase Agreement, the Management Agreement or any other agreements with any members of the Investor Group (other than agreements between the Borrower or any of its Subsidiaries and Tutor-Saliba Corp. which shall have been entered into in the ordinary course of the Construction Business) or to any amendment or waiver of any material provision of any other material partnership or joint venture agreements.

     Section 5.21. Debt Payments. Other than any refinancing or refunding of Debt permitted by Section 5.09, neither the Borrower nor any Subsidiary will prepay, redeem, defease (whether actually or in substance), purchase in any manner or make any payment in respect of principal, interest or premium in respect of any Debt (or deposit or set aside funds for the purpose of any of the foregoing) other than regularly scheduled repayments of principal and payments of interest required in accordance with the terms of the instruments governing such Debt to the extent set forth on Schedule 5.21; provided that this Section shall not prohibit the Borrower from using a portion of the proceeds of the Stock Purchase to pay the principal, interest and other amounts owed to the Mortgage Bank.

     Section 5.22. Cash Management System. Without the prior written consent of the Required Banks, the Borrower will not modify the cash management system of the Borrower and its Subsidiaries from that described in the Cash Management Letter delivered on the Preceding Effective Date. Neither the Borrower nor any Subsidiary Guarantor shall maintain any deposit, checking, operating or other bank accounts other than the Permitted Accounts.

     Section 5.23. Limitation on Restrictions Affecting Subsidiaries. Neither the Company nor any of its Subsidiaries will enter into, or suffer to exist, any agreement with any Person which prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions or pay any Debt owed to the Company or any Subsidiary, (b) make loans or advances to the Company or any Subsidiary, (c) transfer any of its properties or assets to the Company or any Subsidiary or (d) create, incur, assume or

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

suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired as security for the obligations of the Company under the Financing Documents, other than (1) any Financing Document, (2) any agreement governing Debt secured by a Lien permitted by clause (b) or (c) of
Section 5.13, to the extent it imposes restrictions only on the related property, and (3) any agreement governing Debt listed on Schedule 5.09 or any Debt that refinances, extends, renews or refunds any such Debt but only if the restrictions contained therein are no more restrictive, taken as a whole, than the restrictions in the Debt listed on Schedule 5.09 that is being so refinanced, extended, renewed or refunded.

     Section 5.24. Further Assurances.

     (a) The Borrower will, and will cause each of its Subsidiaries to, at its sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Agent shall from time to time request, which may be necessary or desirable in the reasonable judgment of the Agent from time to time to assure, perfect, convey, assign, transfer and confirm unto the Agent the property and rights conveyed or assigned pursuant to the Collateral Documents, or which the Borrower or such Subsidiaries may be or may hereafter become bound to convey or assign to the Agent or which may facilitate the performance of the terms of the Collateral Documents or the filing, registering or recording of the Collateral Documents.

     (b) All costs and expenses in connection with the security interests and Liens created by the Collateral Documents, including reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of such security interests and Liens, the preparation, execution, delivery, recordation or filing of documents and any other acts in connection with the grant of such security interests and Liens as the Agent may reasonably request, shall be paid by the Borrower promptly when due.



                                    ARTICLE 6

                                    Defaults

     Section 6.1. Event of Defaults. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

     (a) the Borrower shall fail to pay when due any principal of any Loan, any Reimbursement Obligation, any fees or any other amount payable hereunder;

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
     (b) the Borrower shall fail to pay any interest on any Loan within three Domestic Business Days after the due date thereof;

     (c) the Borrower or any Subsidiary Guarantor shall fail to observe or perform any covenant contained in Sections 5.07 to 5.24, inclusive, or in
Section 3.01 of the Subsidiary Guarantee Agreement;

     (d) any Obligor shall fail to observe or perform any covenant or agreement contained in any Financing Document (other than those covered by clauses 6.01(a), 6.01(b) and 6.01(c) above) for 10 days after written notice thereof has been given to such Obligor by the Agent at the request of any Bank;

     (e) any representation, warranty, certification or statement made by any Obligor in any Financing Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made (or deemed made);

     (f) the Borrower shall fail to make any payment in respect of any Debt (other than the Notes or Reimbursement Obligations) when due or within any applicable grace period;

     (g) any Subsidiary shall fail to make any payment in respect of any Debt the aggregate principal amount of which is $250,000 or more when due or within any applicable grace period;

     (h) any event or condition shall occur which results in the acceleration of the maturity of any Debt of the Borrower or any Subsidiary or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

     (i) the Borrower or any Subsidiary shall commence a voluntary Bankruptcy Proceeding or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary Bankruptcy Proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

     (j) an involuntary Bankruptcy Proceeding shall be commenced against the Borrower or any Subsidiary and such involuntary Bankruptcy Proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered

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
against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

     (k) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay to the PBGC or any other Person under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

     (l) a judgment or order for the payment of money in excess of $5,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied, unstayed and unbonded for a period of 10 days;

     (m) any of the following: (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (other than the Exempt Group) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 15% or more of the outstanding shares of common stock of the Borrower; (ii) the Borrower shall cease to own 100% of the capital stock of any Subsidiary Guarantor; (iii) Tutor shall cease to be the beneficial owner of the same percentage of the outstanding shares of Common Stock and preferred stock of the Borrower as he is the beneficial owner of on the Effective Date (after giving effect to the closing of the transactions contemplated by the Stock Purchase Agreement and calculated on a pro forma basis by subtracting from the aggregate number of shares of Common Stock or preferred stock, as the case may be, outstanding on the date of determination the number of shares of Common Stock or preferred stock, as the case may be, issued after the date hereof (A) for cash or, in the case of shares issued pursuant to employee stock options, for in-kind consideration, (B) in consideration for the acquisition of any investment (including by way of merger) or property or the provision of services or (C) upon the exercise of any warrant, option, convertible security or similar instrument issued after the date hereof for any consideration described in the foregoing clauses (A) and (B)); (iv) BCP shall cease to be the beneficial owner of at least, during any period prior to the second anniversary of the Effective Date, 85% and, during any period thereafter, 80% of the outstanding shares of Common Stock and preferred stock of the Borrower as it is beneficial owner of on the

Effective Date (after giving effect to the closing of the transactions contemplated by the Stock Purchase Agreement) without the prior written consent of the Required Banks, such consent not to be unreasonably withheld, provided that if BCP distributes shares of Common Stock and preferred stock of the Borrower to its partners such distribution itself shall not be the basis of an Event of Default, but any subsequent determination of whether an Event of Default has occurred pursuant to this clause (iv) shall be made on a pro forma basis aggregating the beneficial ownerships of BCP and its partners; (v) Tutor ceases to be chairman and chief executive officer of the Borrower unless, within 90 days, the Borrower engages a new chief executive officer who is satisfactory to the Required Banks; or (vi) BCP shall cease to be the general partner of the Investor; or

     (n) any Financing Document shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Obligor, or the Agent on behalf of the Banks shall at any time fail to have a valid and perfected Lien on all of the Collateral purported to be subject to such Lien, subject to no prior or equal Lien except Liens permitted by the Collateral Documents, or any Obligor shall so assert in writing;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Revolving Commitments, by notice to the Borrower terminate the Revolving Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors; provided that in the case of any of the Events of Default specified in clause 6.01(i) or 6.01(j) above with respect to any Obligor, without any notice to the Borrower or any other act by the Agent or the Banks, the Revolving Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors.

     Section 6.2. Cash Cover. The Borrower hereby agrees, in addition to the provisions of Section 6.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Agent upon instructions from Banks having more than 50% in aggregate amount of the Revolving Commitments, pay (and, in the case of any of the Events of Default specified in clause 6.01(i) or 6.01(j) above with respect to any Obligor, forthwith, without any demand or the taking of any other action by the Agent or any Bank, it shall pay) to the Agent an amount in immediately available funds equal to the then aggregate Letter of Credit Liabilities for all Letters of Credit to be held as security therefor for the benefit of all Banks pursuant to arrangements satisfactory to the Agent and the Banks.

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
     Section 6.3. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(d) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.



                                    ARTICLE 7

                                    The Agent

     Section 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Financing Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

     Section 7.2. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under the Financing Documents as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

     Section 7.3. Action by Agent. The obligations of the Agent under the Financing Documents are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     Section 7.4. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for an Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; provided that no Bank shall be required to reimburse the Agent (to the extent not paid by the Borrower) for the fees and expenses of any experts (other than any legal counsel and E&Y Restructuring LLC) who shall not have been approved by the Required Banks.

     Section 7.5. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Financing Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower;
(iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of any Financing Document or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

     Section 7.6. Indemnification. Each Bank shall, ratably in accordance with its Revolving Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents, advisors and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability
(except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder. Each Bank agrees that the indemnity set forth in this Section 7.06 shall require each Bank to pay (to the extent not reimbursed by the Borrower) the reasonable fees and disbursements of counsel retained by the Agent in connection with this Agreement and the reasonable fees and disbursements of E&Y Restructuring LLC and other experts approved by the Required Banks retained by the Agent in connection with this Agreement, but no Bank shall be required to indemnify any advisor retained by the Agent, and no Bank shall hereby indemnify the Agent for any indemnity given by the Agent to any advisor (other than an indemnity for reasonable fees and disbursements in accordance with the agreement to pay reasonable fees and disbursements set forth in this sentence), unless such Bank shall have separately given its express written consent to give such indemnity.

     Section 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     Section 7.8. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required

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
Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $150,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

     Section 7.9. Collateral Documents.

     (a) As to any matters not expressly provided for in the Collateral Documents (including the timing and methods of realization upon the Collateral), and which do not otherwise require the signature of all Banks pursuant to
Section 9.05, the Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion; provided that the Agent shall not be obligated to take any action if the Agent believes that such action is or may be contrary to any applicable law or might cause the Agent to incur any loss or liability for which it has not been indemnified to its satisfaction.

     (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Collateral Documents. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of the Collateral Documents by any Obligor.

                                    ARTICLE 8

                             Change in Circumstances

     Section 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan:

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     (a) the Agent is advised by the  Reference  Banks that  deposits in dollars
(in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

     (b) Banks having 50% or more of the aggregate amount of the Revolving Commitments advise the Agent that the Adjusted Euro-Dollar Rate, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to convert Base Rate Loans into Euro-Dollars Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

     Section 8.2. Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan (and the Borrower shall contemporaneously pay accrued interest on such Euro-Dollar Loan to the date of conversion) either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to

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such  day or (b)  immediately  if  such  Bank  shall  determine  that it may not lawfully continue to maintain and fund such Loan to such day.

     Section 8.3. Increased Cost and Reduced Return.

     (a) If after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

          (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United
     States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

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
     (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

     (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Section 8.4. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If
(i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

     (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

     (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

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                                    ARTICLE 9

                                  Miscellaneous

     Section 9.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telex or facsimile number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified in this Section and receipt of such facsimile is confirmed, either orally or in writing, by the party receiving such transmission, (iii) if given by certified mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under
Article 2 shall not be effective until received.

     Section 9.2. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9.3. Expenses; Documentary Taxes; Indemnification.

     (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent (including fees and disbursements of special counsel for the Agent but excluding fees and disbursements of accountants, financial advisors and other experts retained by the Agent) in connection with the preparation of any Financing Documents, any waiver or consent under any Financing Document, any amendment of any Financing Document or any Default or alleged Default or otherwise in connection with this Agreement or any other Financing Documents; provided that the Borrower shall pay all fees and disbursements of any firm of independent public accountants, financial advisors and other experts retained

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
by the Agent in connection with any waiver or consent under any Financing Document, any amendment of any Financing Document or any Default; and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel (including allocated costs of internal counsel and disbursements of internal counsel), in connection with such Event of Default and any collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of any Financing Document.

     (b) The  Borrower  agrees  to  indemnify  the Agent  and each  Bank,  their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs of internal counsel and disbursements of internal counsel), which may be incurred by any Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of any Financing Document or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     (c) The Borrower agrees to indemnify each Indemnitee and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including without limitation reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel including allocated costs of internal counsel and disbursements of internal counsel) of any Indemnitee arising out of, in respect of or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, the Borrower hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs or expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

     Section 9.4. Sharing of Setoffs. Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount due with respect to any Loan or Reimbursement Obligation owed to it which is greater than the proportion received by any other Bank in respect of the aggregate amount due with respect to any Loan or Reimbursement Obligation owed to such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans and Reimbursement Obligations owed to the other

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

Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to the Loans and Reimbursement Obligations owed to the Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder and (ii) nothing in any Financing Documents shall require any Bank to share any payments and distributions received by such Bank if such payments and distributions were made in respect of any obligations (including without limitation Other Reimbursement Obligations and Other Mortgage Obligations) not constituting Loans or Reimbursement Obligations. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan or Reimbursement Obligation, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     Section 9.5. Amendments and Waivers. (a) Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent or the LC Bank are affected thereby, by the Agent or the LC Bank, as the case may be); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Revolving Commitment of any Bank (except for a ratable decrease in the Revolving Commitments of all Banks), (ii) amend Section 2.10 or 5.12(b)(iii), (iii) subject any Bank to any additional obligation, (iv) reduce the principal of or rate of interest on any Loan or any fees hereunder, (v) postpone the date fixed for any payment of principal of or interest on any Loan, any Reimbursement Obligation or any fees hereunder or for termination or reduction of any Revolving Commitment, (vi) reinstate the Revolving Commitments or cause the Notes to be no longer immediately due and payable after the Revolving Commitments shall have been terminated and the Notes shall have become immediately due and payable pursuant to Section 6.01, (vii) change the percentage of the Revolving Commitments or of the aggregate unpaid principal amount of the Notes, or change the number of Banks, which shall be required for the Banks or any of them to take any action under this Section 9.05 or any other provision of any Financing Documents, (viii) release any Subsidiary Guarantor from the Subsidiary Guarantee Agreement, (ix) amend Section 9.04, 9.05 or 9.06 hereof or (x) notwithstanding any provision of any Collateral Document to the contrary, modify any definition of Collateral in any Financing Document or release any item of Collateral from any Lien provided by any Collateral Document except for the sale or other disposition of such item by the Agent in the exercise of its rights as provided therein (provided that unless an Event of Default has occurred and is continuing or the Agent has received written notice from the Borrower or any Bank of the existence of any Default, the Agent may release any item of Collateral at the request of the Borrower, without the consent of

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

any Banks if such release is required in connection with any Disposition of such Collateral and such Disposition is permitted under this Agreement).

     Section 9.6. Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

     (b) Any Bank may at any time grant to one bank or other institution (a "Participant") a participating interest in its Revolving Commitment and its Loans in the full amount of its Revolving Commitment. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05 without the consent of the Participant. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may assign to one or more banks, financial institutions or "accredited investors" (as defined in Regulation D of the Securities Act of 1933, as amended as of the Effective Date) (each an "Assignee") all or any part (subject to the proviso below) of its rights and obligations under this Agreement and the Notes and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit E, executed by such Assignee and such transferor Bank with the subscribed consent of the Agent, which consent shall not be unreasonably withheld or delayed; provided that (i) if an Assignee is an affiliate of such transferor Bank or another Bank, no such consent shall be required, (ii) unless the Assignee is an affiliate of such transferor Bank, the Assignee is another Bank or the assignment shall be for all of the transferor Bank's rights and obligations under the Credit Agreement, the assignment must be of at least an aggregate $5,000,000 of the transferor Bank's Revolving Commitments and Term Loans and (iii) any assignment of part of any Bank's rights and obligations shall include equally proportionate parts of such Bank's

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
Revolving Commitment and Term Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Revolving Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required or requested by the Assignee, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank or the Assignee, as agreed between them, shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500.

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank (i.e., an agency of the Federal government known as a "Federal Reserve Bank"). No such assignment shall release the transferor Bank from its obligations hereunder.

     Section 9.7. Certain Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     Section 9.8. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 9.9. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This
Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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
     Section 9.10. WAIVER OF JURY TRIAL. EACH OF THE OBLIGORS, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 9.11. Other Reimbursement Obligations. The execution of this Agreement and any other documents, agreements or instruments in connection herewith does not constitute a waiver or amendment of any term or condition of any documents, agreements or instruments evidencing or otherwise delivered in connection with the Other Reimbursement Obligations or the Other Mortgage
Obligations. No Bank shall have any rights or obligations under any such documents, agreements or instruments unless party thereto and as set forth therein. Nothing in any Financing Documents requires any Bank to obtain any consent from any other Bank in taking actions permitted to be taken in accordance with the terms and conditions of any documents, agreements or instruments evidencing or otherwise delivered in connection with the Other Reimbursement Obligations or Other Mortgage Obligations to which it is a party, or in omitting to take any such actions.

     Section 9.12. Consents in Connection with Creation of New Headquarters Subsidiary and the Headquarters Refinancing. (a) Each Bank hereby consents to the creation of the New Headquarters Subsidiary, but if the New Headquarters Subsidiary is created as a corporation, then such consent is conditional on the following occurring promptly following such creation (and, in any event, on or prior to the date of closing of the Headquarters Refinancing): (A) the Borrower Pledge Agreement shall be amended to add all of the shares of capital stock of the New Headquarters Subsidiary and the related rights, entitlements, privileges and other interests described in Section 3 thereof as Collateral thereunder and
(B) the Borrower shall deliver certificates representing such capital stock to the Agent, with duly executed instruments of transfer or assignment in blank in form and substance satisfactory to the Agent; provided that each Bank agrees that it will consider in good faith a request by the Borrower that it consent to a pledge of less than all (including none) of the shares of capital stock of the New Headquarters Subsidiary if the Borrower demonstrates to the reasonable satisfaction of the Banks that the Headquarters Refinancing is available to it on commercially reasonable terms only if it pledges less than all (including none) of the shares of capital stock of the New Headquarters Subsidiary to the Banks.

     (b) Each Bank consents to the amendment to the Borrower Pledge Agreement contemplated by clause 9.12(a) above, and acknowledges and agrees that the Agent is authorized to execute and deliver such amendment to the Borrower Pledge Agreement.

     Section 9.13. Release of Certain Mortgages. Each Bank acknowledges and agrees that the Agent is authorized to release:

     (a) the Mortgage on the Headquarters Building upon the closing of the Headquarters Refinancing; and

     (b) the Mortgages on any property sold in a Specified Real Estate Sale at the time of such sale,

but only if the Revolving Commitments are reduced by the amount, if any, by which they are required to be reduced pursuant to Section 2.09(c) as a result of such Specified Real Estate Sale or Headquarters Refinancing..

     Section 9.14. Consent to Subordination of Liens on Equipment. Each Bank agrees that, if the Borrower shall so request, the Agent is authorized to execute and deliver whatever letter, agreement or other document the Agent shall reasonably determine is necessary in order to subordinate Liens on equipment granted to the Banks pursuant to the Collateral Documents to Liens permitted by
Section 5.13 hereof with respect to such equipment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                                 PERINI CORPORATION


                                               By:/s/Robert Band
                                                  ------------------------------
                                                  Name:  Robert Band
                                                  Title:  President & COO


                                                By:/s/Susan C. Mellace
                                                   -----------------------------
                                                   Name:  Susan C. Mellace
                                                   Title:  Treasurer

                                                 MORGAN GUARANTY TRUST
                                                 COMPANY OF NEW YORK, as Agent



                                                By:/s/Anna Marie Fallon
                                                   -----------------------------
                                                   Name:  Anna Marie Fallon
                                                   Title:  Vice President


Revolving
Commitments       Term Loans                    BANKS
-----------       ----------                    -----

$4,334,400        $7,224,000                    MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK



                                                 By:/s/Anna Marie Fallon
                                                    ----------------------------
                                                    Name:  Anna Marie Fallon
                                                    Tite:  Vice President

$9,408,000        $15,680,000                   FLEET NATIONAL BANK,
                                                as Bank and as LC Bank



                                                By:/s/Peggy Peckham
                                                   -----------------------------
                                                   Name:  Peggy Peckham
                                                   Title:  Sr. Vice President


$3,057,600        $5,096,000                    BANK OF AMERICA, N.A.



                                                By:/s/Marlene M. Tuma
                                                   -----------------------------
                                                   Name:  Marlene M. Tuma
                                                   Title:  Vice President



$1,680,000        $2,800,000                    COMERICA BANK



                                                By:/s/Cynthia B. Jones
                                                   -----------------------------
                                                   Name:  Cynthia B. Jones
                                                   Title:  Vice President


$1,680,000        $2,800,000                    HARRIS TRUST & SAVINGS BANK



                                                By:/s/Diana Williams
                                                   -----------------------------
                                                   Name:  Diana Williams
                                                   Title:  Sr. Vice President

$840,000          $1,400,000                    CITIZENS BANK OF MASSACHUSETTS



                                                By:/s/David E. Brown
                                                   -----------------------------
                                                   Name:  David E. Brown
                                                   Title:  Vice President

____________      ___________
$21,000,000       $35,000,000                   TOTAL COMMITMENTS AND TERM LOANS


               EACH OF THE UNDERSIGNED SUBSIDIARY GUARANTORS CONSENTS TO THE AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT AS SET FORTH HEREIN:

                                                 PERINI BUILDING COMPANY, INC.


                                                By:/s/Susan C. Mellace
                                                   -----------------------------
                                                   Name:  Susan C. Mellace
                                                   Title: Treasurer


                                                PERINI MANAGEMENT SERVICES, INC.


                                                By:/s/Robert Band
                                                   -----------------------------
                                                   Name:  Robert Band
                                                   Title:  President


                                                PERINI LAND AND DEVELOPMENT
                                                COMPANY, INC.


                                                By:/s/Susan C. Mellace
                                                   -----------------------------
                                                    Name:  Susan C. Mellace
                                                    Title:  Treasurer

                                                 R. E. DAILEY & CO.


                                                 By:/s/Robert Band
                                                   -----------------------------
                                                    Name:  Robert Band
                                                    Title:  President


                                                 PARAMOUNT DEVELOPMENT
                                                 ASSOCIATES, INC.


                                                 By:/s/Susan C. Mellace
                                                   -----------------------------
                                                    Name:  Susan C. Mellace
                                                    Title: Treasurer


                                             PERINI ENVIRONMENTAL SERVICES, INC.


                                                 By:/s/Stephen L. Piecuch
                                                   -----------------------------
                                                  Name:  Stephen L. Piecuch
                                                  Title: Chief Financial Officer


                                                 PERINI RESORTS, INC.


                                                 By:/s/Susan C. Mellace
                                                   -----------------------------
                                                    Name:  Susan C. Mellace
                                                    Title:  Treasurer

                                                                       EXHIBIT A


                        SECOND AMENDED AND RESTATED NOTE



                                                              New York, New York

                                                           ____________ __, 2000

     For value received, Perini Corporation, a Massachusetts corporation (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to or otherwise outstanding under the Credit Agreement referred to below, on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement of this note, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Second Amended and Restated Credit Agreement dated as of March 29, 2000 among the Borrower, the banks listed on the signature pages thereof, and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof.

     Payment of principal and interest on this Note is unconditionally guaranteed, subject to the limitations contained in the Subsidiary Guarantee Agreement, by the Subsidiary Guarantors pursuant to the Subsidiary Guarantee Agreement.



                                                 PERINI CORPORATION


                                                By:_____________________________
                                                   Name:
                                                   Title:


                                                By:_____________________________
                                                   Name:
                                                   Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


                                             Amount of
       Date             Amount of            Principal                 Notation
                          Loan                Repaid                   Made by
--------------------------------------------------------------------------------

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                                       3

                                                                       EXHIBIT E


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _________________ ___, ______ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                W I T N E S E T H

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Second Amended and Restated Credit Agreement dated as of March 29, 2000 among Perini Corporation (the "Borrower"), the Banks party thereto and the Agent (the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor on the date hereof has a Revolving Commitment in the amount of $_____;

     WHEREAS, the Assignor on the date hereof has Revolving Loans outstanding under the Credit Agreement in the aggregate principal amount of $______ and Term Loans outstanding under the Credit Agreement in the aggregate principal amount of $_______; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of $__________ of its Revolving Commitment (the "Assigned Revolving Amount") together with a corresponding portion of the Revolving Loans and Letter of Credit Liabilities, and all of the rights of the Assignor under the Credit Agreement in respect of $__________ of its Term Loans (the "Assigned Term Loans Amount"), and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 15. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     Section 16. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement with respect to a Revolving Commitment in the amount of the Assigned Revolving Amount and with respect to a Term Loans in the amount of the Assigned Term Loans Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of its Revolving Commitment in the amount of the Assigned Revolving Amount and its Term Loans in the amount of the Assigned Term Loans Amount. Upon the execution and delivery hereof by the Assignor, the Assignee and the Agent, the payment of the amounts specified in Section 3 required to be paid on the date hereof and receipt by the Agent of the administrative fee required to be paid pursuant to Section 9.06(c) of the Credit Agreement: (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Revolving Commitment in an amount equal to the Assigned Revolving Amount, with corresponding amounts of Revolving Loans and Letter of Credit Liabilities, and Term Loans in an amount equal to the Assigned Term Loans Amount, and (ii) the Revolving Commitment, Revolving Loans, Letter of Credit Liabilities and Term Loans of the Assignor shall, as of the date hereof, be reduced by like amounts and (iii) the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     Section 17. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and other fees accrued under the Credit Agreement to the date hereof with respect to the Assigned Revolving Amount of the Assignor's Revolving Commitment and the Assigned Term Loans Amount are for the account of the Assignor and such fees and commissions accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     Section 18. Consent of the Agent. This Agreement is conditioned upon the consent of the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Agent is evidence of such consent. Pursuant to Section 9.06(c) of the Credit Agreement, the Borrower has agreed to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

     Section 19. Non-reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or any Subsidiary Guarantor, or the validity and enforceability of the obligations of the Borrower or any Subsidiary Guarantor in respect of the Financing Documents. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower and the Subsidiary Guarantors.

     Section 20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 21. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                              [ASSIGNOR]


                                               By:______________________________
                                                  Name:
                                                  Title:



                                              [ASSIGNEE]


                                               By:______________________________
                                                  Name:
                                                  Title:



                                               THE AGENT HEREBY CONSENTS TO
                                               THE FOREGOING ASSIGNMENT:

                                               MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK, as Agent


                                               By:______________________________
                                                  Name:
                                                  Title: